THE HIGH YIELD PLUS FUND, INC.


    As Filed With The Securities And Exchange Commission On December 28, 1998

                                             Securities Act File No.:  333-67339


                                       Investment Company Act File No.  811-5468


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

Registration Statement Under The Securities Act Of 1933           [X]


                  Pre-Effective Amendment No. ____1_____          [X]


                  Post-Effective Amendment No.___________         [   ]

                                     and/or

Registration Statement Under The Investment Company Act Of 1940   [   ]


                              Amendment No. __8____               [X]



                         The High Yield Plus Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                     (Address of Principal Executive Office)



                                       (973) 367-7530
                    (Registrant's Telephone Number, including Area Code)



                               David Connor, Esq.
                             Prudential Investments
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 With Copies to:

                            Stephanie A. Djinis, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Ave., N.W.
                             Washington, D.C. 20036

                          Leonard B. Mackey, Jr., Esq.
                               Rogers & Wells LLP
                                 200 Park Avenue
                             New York, NY 10166-0153

                  Approximate Date Of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

Calculation Of Registration Fee Under The Securities Act Of 1933

                                    Proposed        Proposed
    Title of                         Maximum         Maximum
Securities Being  Amount Being   Offering Price     Aggregate       Amount of
   Registered      Registered     Per Share(1)      Offering      Registration
   ----------      ----------     ------------      Price(1)         Fee (2)
                                                    --------         -------
Shares of
Common Stock        3,796,342         $7.38        $28,017,004      $7,788.73


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the net asset value per share of common stock on November 11, 1998.


(2)   The full amount of the Registration Fee has been previously paid.



        EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION,
                ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                         THE HIGH YIELD PLUS FUND, INC.

                                    FORM N-2

                              CROSS REFERENCE SHEET


       ITEM NUMBER AND HEADING                 CAPTION IN PROSPECTUS
       PART A                                  ---------------------
       ------


1.     Outside Front Cover                     Cover Page

2.     Inside Front and Outside Back Cover     Cover Page
       Page

3.     Fee Table and Synopsis                  Fee Table: Summary

4.     Financial Highlights                    Financial Highlights

5.     Plan of Distribution                    Cover Page; Summary; The Offer

6.     Selling Stockholders                    Not Applicable

7.     Use of Proceeds                         Use of Proceeds

8.     General Description of the Registrant   Cover Page; Summary; The Fund;
                                               Investment Policies and
                                               Limitations; Risk Factors and
                                               Special Considerations;
                                               Financial Highlights;
                                               Information Regarding Senior
                                               Securities; Description of
                                               Common Stock; Description of
                                               Credit Agreement

9.     Management                              Summary; The Adviser and The
                                               Administrator; Information
                                               Regarding Senior Securities;
                                               Management of the Fund;
                                               Description of Credit Agreement;
                                               Custodian, Transfer Agent,
                                               Dividend Disbursing Agent and
                                               Registrar

10.    Capital Stock, Long-Term Debt and       Description of Credit Agreement;
       Other Securities                        Information Regarding Senior
                                               Securities; Description of
                                               Common Stock; Federal Taxation;
                                               Investment Policies and
                                               Limitations; Dividends and
                                               Distributions: Dividend
                                               Reinvestment Plan; Financial
                                               Highlights

11.    Defaults and Arrears on Senior          Not Applicable
       Securities

12.    Legal Proceedings                       Not Applicable

13.    Table of Contents of the Statement of   Not Applicable
       Additional Information


       PART B

14.    Cover Page                              Not Applicable

15.    Table of Contents                       Not Applicable

16.    General Information and History         Not Applicable

17.    Investment Objective and Policies       Cover Page; Summary; The Fund;
                                               Investment Policies;
                                               Limitations; Investment
                                               Restrictions; Risk Factors and
                                               Special Considerations

18.    Management                              Management of the Fund

19.    Control Persons and Principal Holders   Management of the Fund
       of Securities

20.    Investment Advisory and Other Services  Summary; The Offer; The Fund,
                                               Management of the Fund;
                                               Custodian; Transfer Agent;
                                               Dividend Disbursing Agent and
                                               Registrar

21.    Brokerage Allocation and Other          Management of the Fund
       Practices

22.    Tax Status                              The Offer; Federal Taxation

23.    Financial Highlights                    Financial Highlights

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to notification under the securities laws of any such state.

                              SUBJECT TO COMPLETION

                         The High Yield Plus Fund, Inc.


                 3,796,342 Shares of Common Stock Issuable Upon Exercise of 3,796,342 Transferable Rights to Subscribe for Such Shares
                                 --------------------------


The High Yield Plus Fund, Inc. (the "Fund") is issuing to its shareholders of record ("Record Date Shareholders") as of the close of business on December 31, 1998 (the "Record Date") transferable rights ("Rights") entitling the holders thereof to subscribe for an aggregate of 3,796,342 shares of common stock of the Fund ("Shares"), par value $0.01 per Share (the "Offer"). YOU WILL RECEIVE ONE RIGHT FOR EACH THREE SHARES YOU HOLD ON THE RECORD DATE. The Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held. The Rights further entitle you to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by other shareholders in the primary subscription (the "Over-Subscription Privilege"). The Rights are transferable and will be listed for trading on the New York Stock Exchange under the symbol "HYP.RT." The Shares trade on the New York Stock Exchange under the symbol "HYP."

The subscription price for each Share to be issued pursuant to the Offer will be the lower of (a) 97% of the net asset value per Share as of the close of business on the expiration date of the Offer or (b) 95% of the average of the last reported sales price of a Share on the New York Stock Exchange on the expiration date of the Offer and the four preceding business days (the "Subscription Price"). You will not know the actual Subscription Price at the time of exercise. You therefore will be required initially to pay for the Shares at the estimated Subscription Price of $______ per Share (based on the Fund's net asset value per Share on December 31, 1998) ("Estimated Subscription Price"). Once you subscribe for Shares and your payment is received, you will not be able to change your decision.

The Fund announced its intention to make the Offer after the close of trading on the New York Stock Exchange on November 16, 1998. The net asset value per Share at the close of business on November 16, 1998 and December 31, 1998 was $7.49 and $____, respectively, and the closing market price per Share on the New York Stock Exchange on those dates was $8.625 and $____, respectively.

The Offer will expire at 5:00 p.m., Eastern time, on February 2, 1999, unless extended by the Fund.

If you do not fully exercise your Rights you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case.

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is to provide a high level of current income. A secondary objective is capital appreciation, but only when consistent with its primary objective.

The Fund invests in a professionally managed, diversified portfolio made up primarily of lower rated "high yield, high risk" fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. Lower rated securities generally involve greater risks, including risk of default, volatility of price and risks to principal and income, than securities in higher rating categories. The Fund maintains a leveraged capital structure, through bank borrowings, which creates the opportunity for greater total returns, but also involves certain substantial additional risks. An investment in the Fund is not appropriate for all investors, and no assurance can be given that the Fund will achieve its investment objectives. See "The Fund" and "Risk Factors and Special Considerations" on page ___.

Further information concerning the Fund and the securities in which it invests can be found in the Fund's registration statement, of which this Prospectus constitutes a part, on file with the Securities and Exchange Commission.




These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                    PER SHARE        TOTAL
                                    ---------        -----
Estimated Subscription Price    $                 $
Sales Load                      $                 $
Estimated Proceeds to Fund      $                 $

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference.

ALL QUESTIONS AND INQUIRIES RELATING TO THE OFFER SHOULD BE DIRECTED TO SHAREHOLDER COMMUNICATIONS CORPORATION TOLL FREE AT (800) 733-8481, EXT. 486. The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, and its telephone number is (973) 367-XXXX.

                                   ----------------------

                            A.G. Edwards & Sons, Inc.


                      The date of this Prospectus is January __, 1999

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SUMMARY......................................................................1
FINANCIAL HIGHLIGHTS.........................................................7
CAPITALIZATION AT SEPTEMBER 30, 1998.........................................9
INFORMATION REGARDING SENIOR SECURITIES......................................9
TRADING AND NET ASSET VALUE INFORMATION.....................................10
THE OFFER...................................................................10
USE OF PROCEEDS.............................................................24
THE FUND....................................................................24
INVESTMENT POLICIES AND LIMITATIONS.........................................26
INVESTMENT RESTRICTIONS.....................................................36
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................37
DIVIDENDS AND OTHER DISTRIBUTIONS: DIVIDEND REINVESTMENT PLAN...............42
MANAGEMENT OF THE FUND......................................................43
NET ASSET VALUE.............................................................49
FEDERAL TAXATION............................................................49
DESCRIPTION OF COMMON STOCK.................................................53
CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS.............54
DESCRIPTION OF CREDIT AGREEMENT.............................................55
CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
AND REGISTRAR...............................................................56
LEGAL OPINIONS..............................................................56
REPORTS TO SHAREHOLDERS.....................................................56
EXPERTS.....................................................................57
FURTHER INFORMATION.........................................................57
FINANCIAL STATEMENTS........................................................F-1
REPORT OF INDEPENDENT ACCOUNTANTS...........................................F-34
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-1

                                     SUMMARY

The following summary is qualified in its entirety by the more detailed information included elsewhere in this Prospectus.

PURPOSE OF THE OFFER


The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding Shares of the Fund and to increase the assets of the Fund available for investment. In reaching its decision, the Board noted that investment opportunities in the lower rated "high yield, high risk" fixed income securities market have broadened on a worldwide basis, and that many more investment opportunities for the Fund exist now than in the recent past. The Board concluded that an increase in the assets of the Fund would permit the Fund to take advantage of these additional investment opportunities, consistent with the Fund's investment objectives, while retaining investments believed to be attractive in the Fund's portfolio. The Board considered that the Offer:


      (1) May permit the Fund to increase the diversity of its portfolio (thereby potentially lowering overall risk) and may enhance the Fund's ability to buy and sell larger blocks of securities on better terms, and
      (2) May improve the Fund's ability to participate in investments, mainly U.S. dollar-based, on a global basis.

The Board believes that the Offer would permit the Fund to accomplish these objectives while allowing existing shareholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.

IMPORTANT TERMS OF THE OFFERING


   Estimated Subscription Price...................$
   Shares outstanding at December 31, 1998........
   Number of Rights issued........................
   Number of Rights issued per existing Shares....1 Right for each 3 Shares held
   Subscription ratio.............................1 Right to buy 1 Share
   Maximum number of Shares to be issued..........


HOW TO EXERCISE RIGHTS

      . If your existing Shares are held in a brokerage account or by a custodian bank or trust company, contact your broker or financial adviser for additional instructions on how to participate in the Offer.

     .        Complete, sign and date the enclosed subscription certificate.

     . Make your check or money order payable to "The High Yield Plus Fund, Inc." in the amount of $___________ for each Share you wish to buy, Including any Shares you wish to buy pursuant to the
              Over-Subscription  Privilege.   This   payment  may  be  more or
              less than the actual Subscription Price. Additional payment may be required when the actual Subscription Price is determined.


     . You should mail the subscription certificate and your payment in the enclosed envelope to State Street Bank and Trust Company in a manner that will ensure receipt prior to 5:00 p.m., Eastern time, on February 2, 1999, unless extended.


Once you subscribe for Shares and your payment is received, you will not be able to change your decision. See "The Offer -- Method for Exercising Rights" and "The Offer -- Payment for Shares."

IMPORTANT DATES TO REMEMBER


         .  RECORD DATE                          DECEMBER 31, 1998
         .  FINAL DATE FOR SALES OF RIGHTS       FEBRUARY 1, 1999
         .  EXPIRATION DATE (PAYMENT FOR SHARES  FEBRUARY 2, 1999 (UNLESS
            AND NOTICES OF GUARANTEED DELIVERY   EXTENDED)
            DUE)
         .  DUE DATE FOR DELIVERY BY BROKERAGE   FEBRUARY 5, 1999 (UNLESS
            FIRMS OR CUSTODIAN BANKS OF PAYMENT  EXTENDED)
            AND SUBSCRIPTION CERTIFICATES TO
            SUBSCRIPTION AGENT PURSUANT TO
            NOTICE OF GUARANTEED DELIVERY
         .  MAILING OF SHARES                    NOT LATER THAN FEBRUARY ___,
                                                 1999 (UNLESS EXTENDED)


SHAREHOLDERS SHOULD DIRECT THEIR QUESTIONS TO THE INFORMATION AGENT:

Shareholder Communications Corporation
17 State Street, 27th Floor
New York, New York 10004
Toll Free: (800) 733-8481, ext. 486

TERMS OF THE OFFER


The Fund is issuing Rights to its Record Date Shareholders. These Rights entitle you to subscribe for Shares at the rate of one Share for every one Right held by you. You will receive one Right for each three Shares you hold on the Record Date. For example, if you own 300 Shares, you will receive 100 Rights entitling you to purchase up to 100 additional Shares at the Subscription Price. You may exercise Rights at any time from the date of this Prospectus until 5:00 p.m., Eastern time, on February 2, 1999, unless extended.


In addition, if you subscribe for the maximum number of Shares to which you are entitled, you may also subscribe for Shares that were not otherwise subscribed for by other shareholders. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed below under "The Offer -- Over-Subscription Privilege" on page ___.

The Subscription Price per Share will be the lower of (a) 97% of the net asset value per Share as of the close of business on the expiration date of the Offer or (b) 95% of the average of the last reported sales price of a Share on the New York Stock Exchange on the expiration date of the Offer and the four preceding business days.


The Rights are transferable and will trade on the New York Stock Exchange. See "The Offer -- Sale of Rights."

THE FUND

The Fund is a diversified, closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income. Its secondary objective is capital appreciation, but only when consistent with its primary objective.


The Fund invests in a portfolio comprised primarily of lower rated "high yield, high risk" fixed income securities (commonly referred to as "junk bonds") and other types of high risk securities. The Fund historically has maintained a leveraged capital structure, through the use of bank borrowings, which creates the opportunity for greater total returns.


As discussed more fully in the body of this Prospectus, investment in the Fund involves a number of significant and substantial risks, including:

      (1) The possibility that the lower rated securities and other high risk securities in which the Fund primarily invests may be more likely to default and more volatile than other debt securities.
      (2) The Fund's leveraged capital structure, which will exaggerate any increases or decreases in the net asset value of Shares and in the yield on the Fund's portfolio.
      (3) The fluctuation of the Fund's net asset value in connection with changes in the value of its portfolio securities.
      (4) Risks associated with the Fund's investments in foreign securities and in certain restricted and illiquid securities.


The Fund's leveraged capital structure involves certain substantial additional risks, including:

      (1) The exaggeration of any increases or decreases in the net asset value of Shares and in the yield on the Fund's portfolio.
      (2) The possibility that the increase in the Fund's expenses due to the borrowing may exceed the income from the securities purchased.


No assurance can be given that the Fund will achieve its investment objectives.

In addition, the rights offering involves the risk of an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights.

THE INVESTMENT ADVISER

Wellington Management Company, LLP, with its principal offices at 75 State Street, Boston, Massachusetts, 02109, has served as the Fund's investment adviser since 1988, when the Fund was organized.

As of September 30, 1998, Wellington Management:

      (1) Has discretionary authority over $187 billion of assets, including $79 billion of fixed income securities of which $6.6 billion represents "high-yield" investments.
      (2) Has provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.


Catherine Smith, Senior Vice President of Wellington Management, has managed the Fund since its inception in April of 1988.


THE ADMINISTRATOR

Prudential Investments Fund Management LLC is the administrator of the Fund. It provides meeting facilities for the Board of Directors and shareholders of the Fund and office facilities and personnel to assist the officers of the Fund in the performance of certain services.

                            -------------------------

Before exercising your Rights pursuant to the Offer, you should consider the factors described in this Prospectus, including without limitation, the factors described under "The Fund," "Investment Objectives and Policies" and "Risk Factors and Special Considerations." These factors include the effects of the Offer, the effects of the Fund's use of bank borrowings, the significant and substantial risks involved in investing in lower rated high yield, high risk fixed income securities, the limitations on the ability of the Fund to pay dividends if it fails to meet certain asset coverage requirements, and the fact that Shares sometimes trade above or below their net asset value.

                              FEE TABLE AND EXAMPLE

The following Fee Table and Example are intended to assist investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly.

FEE TABLE:

SHAREHOLDER TRANSACTION EXPENSES
   Sales Load (as a percentage of the Subscription Price per Share) (1)  3.50%

ANNUAL EXPENSES (as a percentage of average weekly net assets attributable to Shares)(2)
   Investment Advisory Fees......................................        0.50%
      Administration Fees .......................................        0.20%
   Interest......................................................        1.93%
   Other Expenses................................................        0.32%
                                                                         ------
               Total Annual Expenses.............................        2.95%
                                                                         =======


(1) The Fund has agreed to pay A.G. Edwards & Sons, Inc. (the "Dealer-Manager") a fee for its financial advisory, marketing and soliciting services equal to (a) 3.50% of the Subscription Price per Share for Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege, less (b) a $25,000 retainer fee paid to the Dealer-Manager by the Fund pursuant to a letter agreement between the Fund and the Dealer-Manager. The Dealer-Manager will reallow soliciting fees to broker-dealers who have entered into a Soliciting Dealer Agreement with the Dealer-Manager equal to 2.50% of the Subscription Price per Share for Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege. The Fund has also agreed to reimburse the Dealer-Manager for its out-of-pocket costs and expenses relating to the Offer up to an aggregate of $50,000; provided, however, that if fewer than 1,900,000 Shares are issued upon the exercise of Rights in connection with the Offer, such reimbursement will be limited to a maximum of $25,000. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent, estimated to be $40,000 and $30,000, respectively, for their services related to the Offer, excluding reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.


(2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised and assuming that the Fund is able to increase the amount it may borrow to the maximum amount then permissible under the Investment Company Act of 1940 ("1940 Act").

EXAMPLE:                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                      1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                      ------    -------   -------    --------
An investor would pay the following
 expenses on a $1,000 investment,
 assuming a 5% annual return
 throughout the periods..........      $30      $91       $155       $327

The Example set forth above assumes reinvestment of all dividends and other distributions at net asset value and an annual expense ratio of 2.95%. The Fee Table above and the assumption in the Example of a 5% annual return are required by Securities and Exchange Commission ("Commission") regulations applicable to all management investment companies. THE EXAMPLE AND FEE TABLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, WHICH MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE AND FEE TABLE. In addition, while the Example assumes reinvestment of all dividends and other distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive Shares purchased or issued at a price or value different from net asset value. See "Dividends and Other Distributions; Dividend Reinvestment Plan."

                              FINANCIAL HIGHLIGHTS

The table below sets forth certain specified information for a Share outstanding throughout each period presented. The financial highlights for the fiscal years ended March 31, 1998 and 1997 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose reports thereon were unqualified. The financial highlights for the remaining periods (other than for the period ended September 30, 1998) have been audited by Deloitte & Touche LLP. The financial highlights for the period ended September 30, 1998 have not been audited. This information should be read in conjunction with the Financial Statements and Notes thereto included in the Fund's March 31, 1998 Annual Report and September 30, 1998 Semi-Annual Report and included in this Prospectus.



                                                        Years Ended March 31,
                                      ---------------------------------------------------------
                                        (Dollar amounts in thousands, except per Share data)

                                      (Unaudited)
                                      4/1/98 TO    1998     1997     1996      1995     1994
                                       9/30/98
PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year    $  9.21    $  8.54  $  8.44  $  7.85   $  8.38   $  8.48
                                      -------    -------  -------  -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS

Net investment income                     .45        .84      .82      .84       .87       .90
Net realized and unrealized gain
(loss) on investments                 (2.00)        .67      .12      .59       (.54)    (.15)
                                      -------    -------  -------  -------   ---------    -----
   Total from investment operations    (1.55)       1.51      .94     1.43        .33      .75
                                      -------    -------  -------  -------   ---------    -----
LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income     (.42)      (.84)    (.82)    (.84)     (.86)     (.85)
Distributions in excess of net
investment  income                        .--        .--     (.02)     .--       .--       .--
                                       --------   ---------------- --------- --------- -------
   Total dividends and distributions     (.42)      (.84)    (.84)    (.84)     (.86)     (.85)
                                      --------   -------- -------- --------  --------  --------
Net asset value, end of year(a)       $  7.24    $  9.21  $  8.54  $  8.44   $  7.85     $8.38
                                      ========   ======== =======  =======   =======     =====
Market price per Share, end of        $  8.00    $  9.125 $  9.00  $  8.75   $  8.00     $8.375
year(a)                               ========   ======== =======  =======   =======     ======

TOTAL INVESTMENT RETURN(b):             (7.81)%    11.25%   13.38%   20.80%     6.33%     3.90%
                                        =======    ======   ======   ======    ======    ======
RATIO/SUPPLEMENTAL DATA:

Net assets, end of year               $ 82,311   $104,558 $96,042  $94,091   $86,704   $91,698
Average net assets                    $106,099   $100,766 $95,946  $92,855   $87,734   $96,962
Ratio to average net assets:
  Expenses, before loan interest,
  commitment fees and nonrecurring
  expenses                             .99%(c)      1.07%    1.08%    1.01%     1.11%     1.12%
   Total expenses                     2.84%(c)      2.44%    2.32%    2.29%     2.71%     2.01%
   Net investment income              9.65%(c)      9.41%    9.63%   10.18%    10.90%    10.15%
Portfolio turnover rate                 54%          112%      60%      60%       47%      100%
Total debt outstanding at end of year $ 32,000    $30,000  $18,000  $17,000   $19,000   $28,000
Asset coverage per $1,000 of debt
  outstanding                         $  3,744   $  4,485 $  6,336 $  6,535  $  5,563  $  4,275







--------------------------------------


                                                        Year Ended March 31,
                                            -----------------------------------------------------
                                            (Dollar amounts in thousands, except per Share data)


                                                                                4/22/88(d)
                                              1993     1992     1991     1990   TO 3/31/89
                                              ----     ----     ----     ----   ----------

PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year            $7.91    $6.80    $7.22    $8.90     $9.30
                                              -----    -----    -----    -----     -----

INCOME FROM INVESTMENT OPERATIONS

Net investment income                           .89      .87      .99     1.12       .93
Net realized and unrealized gain (loss) on      .52     1.11    (.41)   (1.68)     (.24)
investments                                     ---     ----    -----   ------     -----
   Total from investment operations            1.41     1.98      .58    (.56)       .69
                                               ----     ----      ---    -----       ---

LESS DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income          (.84)    (.87)    (.99)   (1.12)     (.93)
Distributions in excess of net investment      --       --      (.01)     --       (.10)
  income                                      -----    -----    -----    -----     -----
 Total dividends and distributions            (.84)    (.87)   (1.00)   (1.12)    (1.03)
Capital Charge resulting from the issuance
 of Fund Shares                                --       --       --       --      (. 06)
                                              -----    -----    -----    -----    ------
Net asset value, end of year(a)               $8.48    $7.91    $6.80    $7.22     $8.90
                                              =====    =====    =====    =====     =====
Market price per Share, end of year(a)       $8.875    $7.75    $6.50    $7.00    $8.625
                                             ======    =====    =====    =====    ======

TOTAL INVESTMENT RETURN(b):                   27.02%   34.28%    9.14%  (6.51)%   (4.24)%
                                             =======   ======   ======  =======   =======

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year                     $92,422  $85,742  $73,656  $78,132   $96,259
Average net assets                          $88,142  $80,703  $70,661  $88,171   $98,447
Ratio to average net assets:
 Expenses, before loan interest,
 commitment fees and nonrecurring
 expenses                                     1.20%    1.28%    1.28%    1.30%  1.02%(c)
 Total expenses                               2.03%    2.26%    2.21%    2.57%  1.44%(c)
 Net investment income                       10.94%   11.69%   15.23%   13.68%  10.89%(c)
Portfolio turnover rate                         82%      46%      38%      32%       33%
Total debt outstanding at end of year       $15,000  $15,000  $ 6,000  $ 8,000   $12,000
Asset coverage per $1,000 of debt
  outstanding                               $ 7.161  $ 6,716  $13,276  $10,767   $ 9,022
----------------------


(a) Net asset value and market value are published in THE WALL STREET JOURNAL Each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c)  Annualized.
(d)  Commencement of investment operations.

                      CAPITALIZATION AT SEPTEMBER 30, 1998


           TITLE OF CLASS                       AMOUNT AUTHORIZED

Shares of Common Stock, par value $.01             100,000,000
Amount of outstanding borrowings                   $32,000,000


                     INFORMATION REGARDING SENIOR SECURITIES

As discussed further below, the Fund has entered into a credit agreement dated as of October 31, 1993 and subsequently amended from time to time ("Credit Agreement") with BankBoston, N.A. ("BankBoston"), formerly known as First National Bank of Boston, pursuant to which BankBoston has agreed to make loans to the Fund from time to time. See "The Fund." The Fund's obligation to BankBoston under the Credit Agreement is considered a senior security under, and therefore is subject to special provisions of, the 1940 Act. See "Description of Credit Agreement." The following table shows certain information regarding the loans payable under the Credit Agreement (and under a predecessor agreement with another bank) as of the end of each fiscal year of the Fund since its inception.



                          At           Total Amount       Asset Coverage
                       March 31         Outstanding         Per Unit (1)
                       --------       --------------      --------------
                                      (In Thousands)      (In Thousands)
  Loans Payable          1989              $12,000             $9,022
                         1990                8,000             10,767
                         1991                6,000             13,276
                         1992               15,000              6,716
                         1993               15,000              7,161
                         1994               28,000              4,275
                         1995               19,000              5,563
                         1996               17,000              6,535
                         1997               18,000              6,336
                         1998               30,000              4,485
                   At 9/30/98               32,000              3,744
----------------

(1) Amount shown is per $1,000 of outstanding loans. Asset coverage per unit is calculated by subtracting the Fund's total liabilities, other than liabilities for outstanding loans, from its total assets and dividing such amount by the quotient of (a) the principal amount of outstanding loans, divided by (b) $1,000.

                     TRADING AND NET ASSET VALUE INFORMATION

In the past, the Shares have traded at various times at either a premium or a discount in relation to net asset value. Although the Shares recently have been trading at a premium to net asset value, there can be no assurance that this premium will continue after the Offer or that the Shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."


The following table shows the high and low sales prices of the Shares on the New York Stock Exchange Composite Tape, quarterly trading volume on the New York Stock Exchange (the "Exchange"), the high and low net asset value per Share, and the quarter-end premium or discount at which the Shares were trading, for each fiscal quarter during the two most recent fiscal years and for the fiscal quarters ended December 31, 1998, September 30, 1998 and June 30, 1998.




                                         QUARTERLY
                                          TRADING                       PREMIUM
                                           VOLUME                     (DISCOUNT)
                           MARKET PRICE  (THOUSANDS   NET ASSET VALUE   TO NET
      QUARTER ENDED        HIGH     LOW   OF SHARES)  HIGH     LOW   ASSET VALUE

June 30, 1996..........    8-7/8    8-5/8     613       8.50   8.35      3.17
September 30, 1996.....    9        8-1/2     807       8.60   8.30      4.05
December 31, 1996......    9-1/4    8-7/8     742       8.71   8.58      6.57
March 31, 1997.........    9-3/8    9         950       8.88   8.61      4.53
June 30, 1997..........    9-3/8    8-3/4     716       8.91   8.49      4.05
September 30, 1997.....    9-7/16   9-1/8     789       9.03   8.85      4.28
December 31, 1997......    9-11/16  9-1/6     689       9.12   8.83      7.30
March 31, 1998.........    9-15/16  9       1,312       9.22   8.93     (1.39)
June 30, 1998..........    9-1/8    8-7/8   1,109       9.30   8.85      1.69
September 30, 1998.....    9        7-1/2   1,231       8.93   7.17      8.17
December 31, 1998......

The net asset value per Share at the close of business on November 16, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement of the Offer) and on December 31, 1998 (the last trading date prior to the date of this Prospectus on which the Fund publicly reported its net asset value) were $7.49 and $____, respectively, and the last reported sales prices of a Share on the Exchange on those dates were $8.625 and $_____, respectively.


                                    THE OFFER


PURPOSE OF THE OFFER



The Board of Directors of the Fund has determined that it is in the best interests of the Fund and its shareholders to increase the number of outstanding

Shares and to increase the assets of the Fund available for investment by making the Offer. In reaching its decision, the Board noted that investment opportunities in the lower rated "high yield, high risk" fixed income securities market have broadened on a worldwide basis, and that many more investment opportunities for the Fund exist now than in the recent past. The Board of Directors concluded that an increase in the assets of the Fund would permit the Fund to take advantage of these additional investment opportunities, consistent with the Fund's investment objectives, while retaining investments believed to be attractive in the Fund's portfolio. The Board considered that the Offer may permit the Fund to increase the diversity of its portfolio (thereby potentially lowering overall risk) and may enhance the Fund's ability to buy and sell larger blocks of securities on better terms. In addition, the Board considered that the Offer may improve the Fund's ability to participate in investments on a global basis, as the global high yield markets have significantly expanded over the past five years. The Board of Directors believes that the Offer would permit the Fund to accomplish these objectives while allowing existing shareholders an opportunity to purchase additional Shares at a price below market value without paying a brokerage commission.


The Fund utilizes leverage to achieve its investment objectives by borrowing money pursuant to the Credit Agreement when Wellington Management Company, LLP (the "Adviser") believes such leverage is of potential benefit to shareholders. The Fund seeks to enhance returns to shareholders by borrowing at an interest rate lower than the rate the Fund earns on its investments. Leveraging will exaggerate any increases or decreases in the net asset value of Shares and in the yield on the Fund's portfolio. For a discussion of the anticipated impact of the Offer on the Fund's leverage, please refer to "Investment Policies and Limitations" and "Risk Factors and Special Considerations--Risk of Leverage."

The Board of Directors believes that increasing the size of the Fund may lower its expenses as a percentage of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Board of Directors also believes that a larger number of outstanding Shares and a larger number of shareholders could increase the level of market interest in the Fund and the liquidity of Shares on the Exchange. The distribution to shareholders of transferable Rights, which themselves may have a realizable value, will also afford nonparticipating shareholders the potential of receiving a cash payment upon sale of such Rights, in partial compensation for the dilution of their interest in the Fund that may result from the Offer.

The Board of Directors also considered the impact of the Offer on the Fund's current monthly distributions. Based on the Adviser's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Directors believes the Offer will not result in a decrease in the Fund's current level of dividends per Share. For a further discussion of the anticipated impact of the Offer on the Fund's dividends and other distributions, please refer to "Risk Factors and Special Considerations--Dividends and Other Distributions."

In considering the Offer and its effect on the best interests of the Fund and its shareholders, the Board of Directors retained the Dealer-Manager to provide the Fund with financial advisory, marketing and soliciting services relating to the Offer, including the structure, timing and terms of the Offer. In addition to the foregoing, the Board of Directors considered, among other things, the benefits and drawbacks of conducting a transferable rights offering versus a non-transferable offering, the pricing structure of the Offer, the effect on the

Fund if the Offer is undersubscribed and the experience of the Dealer-Manager in conducting rights offerings. Since the fees of the Adviser and Prudential Investments Fund Management LLC (the "Administrator") are based on the Fund's net assets, the Adviser and the Administrator will benefit from an increase in the Fund's assets resulting from the Offer. See "The Adviser" and "The Administrator."

The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of Shares and on terms which may or may not be similar to this Offer. Any such future rights offering will be made in accordance with the 1940 Act.


TERMS OF THE OFFER

The Fund is issuing to its Record Date Shareholders Rights entitling the holders thereof to subscribe for an aggregate of 3,796,342 Shares. Record Date Shareholders, where the context requires, shall include beneficial owners whose Shares are held of record by Cede & Co. ("Cede"), nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee. In the case of Shares held of record by Cede or any other depository or nominee, beneficial owners for whom Cede or any other depository or nominee is the holder of record will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. Each Record Date Shareholder will receive one Right for each three Shares beneficially owned on the Record Date, and the Rights entitle Record Date Shareholders and holders of Rights acquired during the Subscription Period to acquire one Share for each Right held. No fractional Shares will be issued. In addition, the Rights entitle each Record Date Shareholder to subscribe, pursuant to the Over-Subscription Privilege, for any Shares not acquired by exercise of Rights in the primary subscription.

The right to acquire during the Subscription Period at the Subscription Price one Share for every Right held is hereinafter referred to as the "Primary Subscription." The Rights are transferable and persons who become holders of Rights who are not Record Date Shareholders ("Rights Holders") may also purchase Shares in the Primary Subscription and may subscribe, pursuant to the Over-Subscription Privilege, for any shares not acquired by exercise of Rights in the Primary Subscription. All Rights may be exercised until 5:00 p.m., Eastern time, on February 2, 1999 (the "Expiration Date"). (Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription and pursuant to the Over-Subscription Privilege (as described below) are hereinafter referred to as "Exercising Rights Holders.")

Shares not subscribed for in the Primary Subscription will be offered, by means of the Over-Subscription Privilege, to those Record Date Shareholders and Rights Holders who have exercised all Rights held by them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares they are entitled to purchase pursuant to the exercise of their Rights. Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of Shares a shareholder may acquire pursuant to the Offer, beneficial owners of Shares whose Shares are held of record by Cede, as nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

There is no minimum number of Rights which must be exercised in order for the Offer to close.


The first regular dividend to be paid on Shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such Shares following the Expiration Date. Except as described below, it is expected that the first dividend to be paid on Shares issued pursuant to the Offer will be paid on or about March 5, 1999.


Prior to the Expiration Date, the Dealer-Manager may offer Shares acquired through its purchase and exercise of Rights at prices it sets from time to time. To the extent such Shares are issued prior to a dividend record date of the Fund that precedes the Expiration Date, such Shares will receive the dividend declared to the same extent as other Shares outstanding on such dividend record date, and thus the issuance of such Shares may have a dilutive effect on the income per Share available for such dividend.


OVER-SUBSCRIPTION PRIVILEGE

Shares not subscribed for in the Primary Subscription (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to those Exercising Rights Holders who have exercised all exercisable Rights held by them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of Shares for which the Rights held by them are exercisable. Exercising Rights Holders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights held by them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all over-subscription requests by Exercising Rights Holders will be honored in full. If requests for Shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Exercising Rights Holders who oversubscribe based on the number of Rights held by such Exercising Rights Holders.

Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent (as defined herein), before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Primary Subscription and the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

The Fund will not offer or sell in connection with the Offer any Shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

The Subscription Price for each Share to be issued pursuant to the Offer will be the lower of (a) 97% of the net asset value per Share as of the close of business on the Expiration Date or (b) 95% of the average of the last reported sales price of a Share on the New York Stock Exchange on the Expiration Date and the four preceding business days.

Exercising Rights Holders will not know the actual Subscription Price at the time of exercise and will be required initially to pay for the Shares at the Estimated Subscription Price of $______ per Share (based on the Fund's net asset value per Share on December 31, 1998). The actual Subscription Price may be more than the Estimated Subscription Price.

The Fund announced its intention to make the Offer after the close of trading on the Exchange on November 16, 1998. The net asset values per Share at the close of business on November 16, 1998 (the last trading date on which the Fund publicly reported its net asset value prior to the announcement) and on December 31, 1998 (the last trading date prior to the date of this Prospectus on which the Fund publicly reported its net asset value) were $7.49 and $____, respectively, and the last reported sales prices of a Share on the Exchange on those dates were $8.625 and $______, respectively.


EXPIRATION OF THE OFFER

The Offer will expire at 5:00 p.m., Eastern time, on February 2, 1999, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. The Fund may make one or more extensions of the Offer, as discussed below, up to an aggregate of 45 days from the Expiration Date. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., Eastern time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.


SUBSCRIPTION AGENT



The subscription agent is State Street Bank and Trust Company (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $40,000, excluding reimbursement for its out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the Shares. Questions regarding the Subscription Certificates should be directed to Shareholder Communications Corporation at 800-733-8481, ext. 486 (toll free); shareholders may also consult their brokers or nominees. Completed Subscription Certificates must be sent together with proper payment of the Estimated Subscription Price for all Shares subscribed for in the Primary Subscription and the Over-Subscription Privilege to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by brokerage firms and custodian banks and trust companies exercising Rights on behalf of Exercising Rights Holders whose Shares are held by such institutions by facsimile to (XXX) XXX-XXXX to be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date. Facsimiles should be confirmed by telephone at
(XXX) XXX-XXXX. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., Eastern time, on the Expiration Date or by the close of business on the third business day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.


(1) BY FIRST CLASS MAIL:            c/o Boston EquiServe
                                    P.O. Box __________
                                    ________, Massachusetts _________

(2) BY OVERNIGHT COURIER:           c/o Boston EquiServe
                                    150 Royall Street
                                    Canton, Massachusetts 02021

(3) BY HAND:                        c/o Boston EquiServe
                                    55 Broadway, 3rd Floor
                                    New York, New York 10006

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS


Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Shareholders," will be mailed promptly following the Record Date to Record Date Shareholders or, if a shareholder's Shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the Shares to be purchased at the Estimated Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, bank or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on February 5, 1999, the third business day after the Expiration Date. A fee may be charged by the broker, bank or trust company for this service. Fractional Shares will not be issued upon the exercise of Rights. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., Eastern time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares"). Exercising Rights Holders will have no right to rescind their subscriptions after receipt of their payment for Shares by the Subscription Agent.


SHAREHOLDERS WHO ARE RECORD OWNERS. Shareholders who are record owners can choose between two options to exercise their Rights, as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date, but such delivery of the Subscription Certificate must be accompanied by a Notice of Guaranteed Delivery from a financial institution meeting certain requirements.

SHAREHOLDERS WHOSE SHARES ARE HELD BY A NOMINEE. Shareholders whose Shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

NOMINEES. Nominees who hold Shares for the account of others should notify the beneficial owners of such Shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."


INFORMATION AGENT

Any questions or requests for assistance concerning the method of subscribing for Shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to Shareholder Communications Corporation (the "Information Agent") at its telephone number and address listed below:

17 State Street, 27th Floor
New York, New York  10004
Tol1 Free:  (800) 733-8481, ext. 486



Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $30,000, excluding reimbursement for its out-of-pocket expenses related to the Offer.




PAYMENT FOR SHARES

Shareholders who wish to acquire Shares pursuant to the Offer may choose between the following methods of payment:

            (1) An Exercising Rights Holder may send the Subscription Certificate together with payment (based on Estimated Subscription Price) for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege to the Subscription Agent. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., Eastern time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of Shares into a segregated interest-bearing account

            (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE HIGH YIELD PLUS FUND, INC. AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.


            (2) Alternatively, an Exercising Rights Holder may acquire Shares, and a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., Eastern time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise FROM A FINANCIAL INSTITUTION THAT IS A MEMBER OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM guaranteeing delivery of (i) payment of the Estimated Subscription Price for the Shares subscribed for in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege, (ii) payment in full of any additional amount required to be paid if the actual Subscription Price is in excess of the Estimated Subscription Price, and (iii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares based on the Estimated Subscription Price is received by the Subscription Agent by the close of business on February 5, 1999, the third business day after the Expiration Date.


On a date within eight business days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of Shares purchased pursuant to the Primary Subscription, (ii) the number of Shares, if any, acquired pursuant to the Over-Subscription Privilege, (iii) any excess to be refunded by the Fund to such Exercising Rights Holder as a result of payment for Shares pursuant to the Over-Subscription Privilege which the Exercising Rights Holder is not acquiring and (iv) any additional amount payable by such Exercising Rights Holder to the Fund or any excess to be refunded by the Fund to such Exercising Rights Holder, in each case, based on the actual Subscription Price as determined on the Expiration Date. Any additional payment required from Exercising Rights Holders must be received by the Subscription Agent within seven business days after the Confirmation Date. Any excess payment to be refunded by the Fund to an Exercising Rights Holder will be mailed by the Subscription Agent as promptly as practicable. All payments by an Exercising Rights Holder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to THE HIGH YIELD PLUS FUND, INC.





WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (i) FIND OTHER EXERCISING RIGHTS HOLDERS TO PURCHASE SUCH SUBSCRIBED AND UNPAID FOR SHARES; (ii) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (iii) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion.

The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."


SALE OF RIGHTS


The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the Exchange. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. It is anticipated that the Rights will trade on the Exchange on a when-issued basis commencing on or about January 5, 1999 until approximately January ___, 1999 and on a regular way basis thereafter, until and including February 1, 1999, the last business day prior to the Expiration Date.

SALES THROUGH SUBSCRIPTION AGENT AND DEALER-MANAGER. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer-Manager. Subscription Certificates representing the Rights to be sold by or to the Dealer-Manager must be received by the Subscription Agent on or before January 29, 1999 (or if the Offer is extended, by two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer-Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the selling Record Date Shareholder. Any commissions on sales of Rights will be paid by the selling Record Date Shareholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer-Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer-Manager will be based upon the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The Dealer-Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date Shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer-Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer-Manager has guaranteed any minimum sales price for the Rights.


OTHER TRANSFERS. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatsoever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five business days for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer-Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Subscription Agent, Information Agent and Dealer-Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent, the Information Agent or the Dealer-Manager.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights"). Record Date Shareholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., Eastern time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised.


DISTRIBUTION ARRANGEMENTS

A.G. Edwards & Sons, Inc., which is a St. Louis, Missouri broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer-Manager for the exercise of the Rights and the Over-Subscription Privilege. Under the terms and subject to the conditions contained in the Dealer-Manager Agreement dated on or about the date hereof (the "Dealer-Manager Agreement"), the Dealer-Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer-Manager a fee for its financial advisory, marketing and soliciting services equal to (a) 3.50% of the Subscription Price per Share for Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege less (b) a $25,000 retainer fee paid to the Dealer-Manager by the Fund pursuant to a letter agreement between the Fund and the Dealer-Manager. The Dealer-Manager will reallow soliciting fees to broker-dealers who have entered into a Soliciting Dealer Agreement with the Dealer-Manager equal to 2.50% of the Subscription Price per Share for Shares issued pursuant to the exercise of the Rights and the Over-Subscription Privilege.

In addition, the Fund may reimburse the Dealer-Manager up to an aggregate of $50,000 for its out-of-pocket costs and expenses incurred in connection with the Offer; provided, however, that if fewer than 1,900,000 Shares are issued upon the exercise of Rights in connection with the Offer, such reimbursement will be limited to a maximum of $25,000. The Fund has agreed to indemnify the Dealer-Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act under certain circumstances. The Dealer-Manager Agreement also provides that the Dealer-Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer-Manager or reckless disregard by the Dealer-Manager of its obligations and duties under such Agreement.

The Fund has agreed not to offer or sell, or enter into any agreement to sell, any Shares, except (a) through the Dealer-Manager or (b) through the Dividend Reinvestment Plan, for a period of six months after the effective date of the Offering.


DELIVERY OF SHARE CERTIFICATES

Except as described herein, certificates representing Shares acquired in the Primary Subscription and representing Shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such Shares has been received and cleared. Participants in the Fund's Dividend Reinvestment Plan (the "Plan") will have any Shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the Shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose Shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any Shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such Shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for Shares credited to Plan accounts.


FOREIGN SHAREHOLDERS

SUBSCRIPTION CERTIFICATES WILL NOT BE MAILED TO RECORD DATE SHAREHOLDERS WHOSE RECORD ADDRESSES ARE OUTSIDE THE UNITED STATES (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Foreign Record Date Shareholders will be sent written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise or sell the Rights. If no instructions have been received by 5:00 p.m., Eastern time, on January 28, 1999, which is three business days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer-Manager, who will either purchase the Rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer-Manager will be remitted to Foreign Record Date Shareholders.


FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

The U.S. federal income tax consequences to holders of Shares with respect to the Offer will be as follows:

      1. The distribution of Rights to Record Date Shareholders will not result in taxable income to them, nor will they realize taxable income as a result of the exercise of the Rights. No loss will be realized if Rights expire without being exercised.

      2. The basis of a Right to a Record Date Shareholder who exercises or sells the Right will be (a) zero, if the Right's fair market value on the distribution date is less than 15% of the fair market value on that date of the Share with regard to which it is issued (unless the holder elects with respect to all Rights received, by filing a statement with his or her timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the Share between the Right and the Share based on their respective fair market values on that date), or (b) a portion of the basis in the Share based upon those respective fair market values, if the Right's fair market value on that date is 15% or more of the Share's fair market value on that date. The basis of a Right to a Record Date Shareholder who allows the Right to expire will be zero, and the basis to anyone who purchases a Right in the market will be its purchase price.

      3. An Exercising Rights Holder's basis for determining gain or loss on the sale of a Share acquired on the exercise of Rights will be equal to the sum of the Record Date Shareholder's basis in the Rights, if any, plus the Subscription Price per Share. An Exercising Rights Holder's gain or loss recognized on the sale or exchange of such a Share will be capital gain or loss if the Share was then held as a capital asset and will be long-term capital gain or loss if the Share was held for more than one year.

The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if its holder provides the Fund with either an incorrect taxpayer identification number or no number at all or fails to certify that he or she is not subject to such withholding.

The foregoing is only a general summary of the material U.S. federal income tax consequences of the Offer under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect that are generally applicable to (1) Record Date Shareholders that are "United States persons" within the meaning of the Code and (2) any other Record Date Shareholder that would be subject to U.S. federal income tax on the sale or exchange of the Shares acquired on exercise of the Rights, and does not cover foreign, state or local taxes. The Code and those regulations are subject to change by legislative or administrative action, which may be retroactive. Record Date Shareholders and Exercising Rights Holders should consult their tax advisers regarding specific questions as to federal, state, local or foreign taxes. See "Federal Taxation."


NOTICE OF NET ASSET VALUE DECLINE

The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of this Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. In such event, the Expiration Date would be extended up to an aggregate of 45 days from the Expiration Date, and the Fund would notify Exercising Rights Holders of any such decline and thereby permit them to cancel their exercise of Rights.


EMPLOYEE PLAN CONSIDERATIONS

Shareholders that are tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408(a) ("IRAs"), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, "Retirement Plans"), should be aware that additional contributions of cash to a Retirement Plan (other than permitted rollover contributions or trustee-to-trustee transfers from another Retirement Plan) in order to exercise Rights, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions or the Retirement Plan's loss of its tax-favored status. Furthermore, the sale or transfer of Rights may be treated as a distribution or result in other adverse tax consequences. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

Retirement Plans and other tax-exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA owner, which may result in current income taxation and penalty taxes.

The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for noncompliance, shareholders that are Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA, the Code, and, where applicable, state law.



                                 USE OF PROCEEDS


Assuming all Shares offered hereby are sold at the Estimated Subscription Price of $____ per Share, the net proceeds of the Offer are estimated to be $_______ after payment of the Dealer-Manager's fees and the estimated offering expenses. These expenses will be borne by the Fund and will reduce the net asset value of the Fund's shares. The Adviser anticipates that investment of substantially all of such net proceeds in accordance with the Fund's investment objectives and policies will take up to sixty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event is such investment expected to take longer than six months. Pending such investment, the proceeds will be held in high quality short-term money market instruments and U.S. Government securities (which term includes obligations of the U.S. Government, its agencies or instrumentalities).



                                    THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund's primary investment objective is to provide a high level of current income. A secondary objective is capital appreciation, but only when consistent with its primary objective. An investment in the Fund may not be appropriate for all investors, and no assurance can be given that the Fund's investment objectives will be achieved.

Under normal market conditions, at least 65% of the Fund's total assets are invested in high yield debt securities rated in the medium and lower categories by established rating agencies, consisting principally of securities rated BBB to C by Standard & Poor's Rating Group ("S&P") or Baa to C by Moody's Investors Service, Inc. ("Moody's") or non-rated high yield debt securities deemed by the Adviser to be of comparable quality. Securities rated BB or lower by S&P or Ba or lower by Moody's are commonly referred to as "high yield, high risk" securities or "junk bonds." Such securities generally are regarded by the Rating Agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. (See Appendix A for a description of Bond Ratings.) The Fund also may invest in high yield debt securities issued by foreign companies, as well as securities issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 20% of the Fund's total assets will be invested in non-U.S. dollar-denominated foreign debt or equity. However, no restriction exists on the Fund's exposure to U.S. dollar denominated foreign issues. The Fund also may invest in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Investment in lower rated securities and foreign securities involves special risks. See

"Investment Policies and Limitations" and "Risk Factors and Special Considerations."

The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or are otherwise not readily marketable, as well as in repurchase agreements maturing in more than seven days. However, no more than 10% of the Fund's total assets will be invested in any one private offering. Securities eligible for resale in accordance with Rule 144A under the Securities Act of 1933, as amended, that have legal or contractual restrictions on resale but are otherwise liquid ("Rule 144A Securities") are not subject to this 25% limitation. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors. The Fund may invest in securities that are in the lower rating categories or non-rated securities, but only when the Adviser believes that the potential return from such investments remains attractive despite the risks involved. In addition to investing in such lower rated debt securities, the Fund also may invest in equity and other debt securities; hybrid securities having debt and equity characteristics; and certain options and futures contracts.

The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies do not issue securities that are redeemable at a shareholder's option, and they have a relatively fixed capital base, whereas open-end investment companies have a variable capital base since they issue securities that are redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet interest payments under the Credit Agreement described below. See "Description of Credit Agreement" and "Description of Shares of Common Stock."

The Fund entered into the Credit Agreement with BankBoston, pursuant to which BankBoston has agreed to make loans to the Fund from time to time. From 1989 to 1993 the Fund was a party to a credit agreement with another bank. The maximum amount of BankBoston's current commitment to make loans under the Credit Agreement is $35 million. The Fund pays a commitment fee of 0.09% per annum of the unused portion of the $35 million available under the Credit Agreement to BankBoston. During each of the following fiscal years, the average amount outstanding under the Credit Agreement was as follows:

     1998          1997           1996           1995       10/31/93 TO 3/31/94
     ----          ----           ----           ----       -------------------
 $21,027,397    $17,494,505   $16,095,628     $23,931,319       $20,387,765


The Credit Agreement requires the Fund to comply with certain asset coverage and investment limitations. See "Description of Credit Agreement." The Fund may seek to increase the amount it may borrow following completion of the rights offering to the maximum amount then permissible under the 1940 Act, but no formal decision has been made and there can be no assurance as to the timing or utilization of such additional facilities.

The Fund's use of leverage generally has increased the income yield of the Fund. In order to maintain the same degree of leverage currently utilized by the Fund, the Fund will need to increase the amount of its borrowings after the conclusion of the offering. If the Fund does not maintain the same degree of leverage after the offering, it is possible that the Fund's relative income yield would decrease. The Fund's income level, however, is subject to, but not limited to, the following factors: the yield on available investment opportunities, loss rates on existing issues held in the portfolio, reinvestment of interest payments and capital gains, and the yield difference between the cost of the borrowings and income on securities purchased for investment as well as the amount of overall borrowings and the interest thereon.


The Fund was organized as a corporation under the laws of the State of Maryland on April 13, 1988 and commenced operations on April 22, 1988. The Fund's principal office is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended. See "The Adviser."


                       INVESTMENT POLICIES AND LIMITATIONS

The Fund's investment objectives are fundamental policies and may not be changed without a vote of the holders of a majority of the Fund's outstanding voting securities. As defined by the 1940 Act, a majority of the Fund's outstanding voting securities is the lesser of (a) more than fifty percent of its outstanding voting securities or (b) sixty-seven percent or more of the voting securities present at a meeting at which more than fifty percent of the outstanding voting securities are present or represented by proxy. The other policies of the Fund, unless noted otherwise, are nonfundamental and may be changed by the Board of Directors. There is no assurance that the Fund will achieve its objectives.


HIGH YIELD DEBT SECURITIES

Securities ratings by Moody's and S&P represent the opinions of those agencies at the time of rating and as such are relative and subjective, and are not absolute, standards of quality. Although the Adviser will consider securities ratings when making investment decisions with respect to high yield debt securities, it will perform its own investment analysis to ensure, to the extent possible, that the planned investment is sound. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules and responsiveness to changes in business conditions and interest rates. The Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in high yield debt securities, the achievement of the Fund's objectives depends more on the Adviser's research abilities than would be the case if it were investing primarily in securities in the higher rating categories.

High yield debt securities, including those in which the Fund may invest, are subject to greater risk of loss of principal and interest than higher rated securities, and are especially subject to adverse changes in general economic conditions, the industries in which the issuers are engaged and to changes in the financial condition of the issuers. High yield debt often is subordinated and unsecured. As a result, in the event of default, a holder may be precluded, either by the terms of the instrument or by virtue of its subordinated status, from recovering a portion or all of its investment on a timely basis. In addition, compared with more highly rated instruments, issuers of high yield debt securities typically have a more highly leveraged capital structure than issuers of higher rated securities. The Adviser believes that high yield debt securities, while subject to the risks described above, also offer the potential for attractive returns and intends to invest in those securities that, in the Adviser's opinion, offer meaningful risk-adjusted return potential. The Fund invests in securities issued by a wide range of companies in a number of industries in order to reduce portfolio sensitivity to any one company or industry. There is no guarantee of the success of the Fund's investment approach. Securities issued by foreign issuers may be subject to additional risks. See "Risk Factors and Special Considerations -- Foreign Securities."

Changes in market interest rates will affect the value of the Fund's investments and its net asset value since, as with all debt securities, the prices of such investments generally increase when interest rates decline and decrease when interest rates rise. Although many high yield debt securities have been issued with maturities of approximately 7-12 years, the effective maturities of such securities purchased by the Fund may be more or less than that at the time of purchase. Prices of longer-term debt securities generally increase or decrease more sharply than those of shorter-term debt securities in response to interest rate changes. High yield debt securities may also be sensitive to equity market valuations, reflecting the outlook for general corporate health. A significant downturn in equity prices could potentially cause price depreciation in the high yield securities market.

High yield debt securities for purposes of Fund policies primarily consist of the following:

-- STRAIGHT FIXED-INCOME DEBT SECURITIES. These include bonds and other debt obligations which bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

-- ZERO-COUPON DEBT SECURITIES. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

-- ZERO-FIXED COUPON DEBT SECURITIES. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Prices of non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the minimum required distributions to shareholders (without providing the corresponding cash flow with which to pay the distributions). See "Taxation." The Adviser will weigh these concerns against the expected total returns for such instruments.

      The Fund may invest in other high yield debt securities that may be developed in the future, based on the Adviser's determination that such securities have characteristics and ratings consistent with those described above and would further the Fund's investment objectives and policies.

-- RESTRICTED SECURITIES. The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or otherwise not readily marketable, including repurchase agreements maturing in more than seven days. However, no more than 10% of the Fund's total assets will be invested in any one private offering. Securities eligible for resale in accordance with Rule 144A under the Securities Act that have legal or contractual restrictions on resale but are otherwise liquid are not subject to this limitation. The primary risk associated with restricted securities is that the Fund will not be able to dispose of a restricted security at the desired price at the time it wishes to make such disposition. In addition, such securities often sell at a discount from liquid and freely-tradeable securities of the same class or type, although they usually are purchased by the Fund at an equivalent discount which estimates the yield likely to be earned by the Fund during the period such securities are held by the Fund. Such securities may also be more difficult to price accurately. The Adviser monitors the liquidity of such restricted securities under the supervision of the Board of Directors.

-- FOREIGN SECURITIES. The Fund may invest in U.S. and non-U.S. dollar-denominated foreign high yield debt securities issued by foreign companies and issued or guaranteed by foreign governments, quasi-governmental entities, governmental agencies, supranational entities and other governmental entities. No more than 20% of the Fund's total assets will be invested in non-U.S. dollar-denominated foreign debt or equity. No restriction exists on the Fund's exposure to U.S. dollar-denominated foreign issues.

OTHER INVESTMENTS




OTHER DEBT SECURITIES. The Fund may invest in rated and non-rated debt securities other than the high yield debt securities discussed above. These other securities may include debt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and debt securities rated A or higher by Moody's or S&P, or non-rated securities deemed by the Adviser to be of comparable quality. When the Adviser believes the potential return outweighs the risks involved, the Fund also may invest in debt securities rated below C by S&P or C by Moody's (indicating that the security is in default and interest payments and/or principal payments are in arrears) or non-rated securities with similar characteristics; however, the Advisor does not anticipate investing more than 5% of the Fund's total assets in such securities. See Appendix A for a description of ratings.




The Fund also may invest in alternate debt instruments including, but not limited to:

--  Convertible preferred stock and convertible bonds;

--  Bonds accompanied by warrants or options for equity securities; and

-- Payment-in-kind securities, which pay dividends or interest in new securities of the issuer instead of cash.

Investments in alternate debt instruments generally will be considered when the Adviser believes that the yield combined with the capital appreciation potential will equal or exceed returns available from straight fixed-income debt securities.

EQUITY INVESTMENTS. As described above, the Fund may purchase equity securities, I.E., common or preferred stock. The Fund also may purchase common stock where the issuers are involved in recapitalizations or corporate restructurings, and the Adviser expects the common stock shortly will be exchanged for debt securities directly from the issuer on terms more attractive than subsequently available on the open market. In the event an opportunity to exchange the stock does not materialize as expected, the Fund would seek to dispose of the common stock in an orderly manner.

The Fund also may invest in preferred stock (including that of foreign issuers subject to the applicable limits described above in "Foreign Securities") when the Adviser, weighing the security's status in the issuer's credit structure, believes the expected return is attractive relative to alternative investments.

Notwithstanding the foregoing, when in the Adviser's opinion market conditions warrant a temporary defensive investment strategy, the Fund may invest without limit in high-quality money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The yield on these securities will tend to be lower than the yield on other securities purchased by the Fund in accordance with its investment objectives.

Since the commencement of the Fund's investment operations on April 22, 1988, the Fund has sought to achieve its primary objective of providing a high level of current income to its shareholders. Through its performance during this period, the Fund has demonstrated that investing in high yield, high risk securities on a leveraged basis carries significant risks as well as the possibility of significant rewards through returns.

The Fund's annual net asset value returns (including reinvested distributions) for each calendar year since its inception are as follows: 1988 (from April 30, 1988 through December 31, 1988): 6.4%; 1989: -2.4%; 1990: -9.3%; 1991: 42.2%;
1992: 18.4%; 1993: 22.8%; 1994: -5.1%; 1995: 22.5%; 1996: 12.7%; 1997: 13.0%;
1998 (year to date through September 30, 1998: -12.7%. Cumulative net asset value return (including reinvested distributions) for the period beginning on April 30, 1988 through September 30, 1998 was 151.5% (9.3% annualized). Cumulative total market price return for an investment in the Shares for the period beginning on April 30, 1988 and ending on September 30, 1998 was 73.3% (5.4% annualized). Past performance is no guarantee of future results.

The credit ratings of all bonds held by the Fund at September 30, 1998 are set forth below. This information reflects the composition of the Fund's assets at September 30, 1998 and is not necessarily representative of the Fund's holdings currently or at any time in the future.

                                                       RATED BY         RATED BY
                                                         S&P             MOODY'S
                                                       --------         --------

BBB/Baa.........................................         1%               1%
BB/Ba...........................................        23%              20%
B/B.............................................        61%              62%
CCC/Caa.........................................         7%               9%
CC/Ca...........................................         1%               0%
Nonrated........................................         6%               7%
                                                        ---              ---

      Subtotal..................................        99%              99%
U.S. Governments, equities and others (including
  cash).....                                             1%               1%
                                                       ----              ---
      Total.....................................        100%             100%
                                                       -----             ----

LEVERAGE AND BORROWING

From time to time, at the Adviser's discretion, the Fund has obtained investment leverage through bank or other borrowing of up to 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the bank or other borrowing. This is equivalent to borrowing up to 50% of the value of the Fund's net assets. Subject to such limitations as may be specified in applicable margin regulations of the Board of Governors of the Federal Reserve System, the Fund may engage in such borrowing currently or in the future by issuing commercial paper or notes or other evidences of indebtedness, secured by pledge or otherwise, although to date it has not done so.


The Fund has entered into the Credit Agreement pursuant to which BankBoston has agreed to make loans to the Fund, from time to time, in an aggregate amount not to exceed $35 million. See "Description of Credit Agreement." The Fund may seek to increase the amount it may borrow following completion of the rights offering to the maximum amount then permissible under the 1940 Act, but no formal decision has been made.


The Fund will have asset coverage (as defined in the 1940 Act) of not less than 300% with respect to any borrowings for investment leverage purposes when made. This allows the Fund to borrow for investment leverage purposes an amount equal to as much as 50% of the value of its net assets. The Fund may not, however, repurchase any of its outstanding Shares or pay a dividend unless the Fund will have asset coverage of not less than 300% with respect to such borrowings upon completion of the repurchase or payment of the dividend.

In addition to borrowings made as described above, the Fund may also borrow money for temporary or emergency purposes (E.G., clearance of transactions or payment of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (not including the amount borrowed).

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

From time to time, the Fund may purchase securities on a when-issued or delayed delivery basis, I.E., delivery and payment can take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest accrues to the Fund until delivery and payment take place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value each day. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's custodian will maintain, in a separate account of the Fund, liquid debt securities from its portfolio, marked to market daily and having an aggregate value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities for sales of the securities held in the separate account and/or from then available cash flow. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of other portfolio obligations, incur a gain or loss due to market fluctuation.


LENDING SECURITIES

Consistent with applicable regulatory requirements, the Fund may lend up to 30% of its portfolio securities to brokers, dealers, banks or other recognized institutional borrowers of securities, provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends, if any, on the loaned securities, while at the same time earning a fee or interest from the borrower.

A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms that the Adviser and the Board of Directors deem to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. The Fund has not engaged in any loans of portfolio securities since its inception.

Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on collateral with the borrower.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements involving obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Pursuant to repurchase agreements, the Fund acquires underlying debt securities from a member bank of the Federal Reserve System or a Federal Reserve reporting dealer, subject to the obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price on an agreed upon date usually not more than seven days from the date of purchase. In effect, repurchase agreements are similar to loans extended by the Fund, secured by the underlying securities. The repurchase agreements entered into by the Fund will provide, and the Adviser will monitor the value of the collateral on a continuing basis to ensure, that the underlying collateral securities at all times will have a value at least equal to the resale price stated in the agreement. Under all repurchase agreements entered into by the Fund, the Fund's custodian or its agent must take possession of the underlying collateral. If the seller defaults, the Fund could suffer a loss on the sale of the underlying securities or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying securities to the seller's estate.

The Adviser may enter into repurchase agreements on behalf of the Fund. Such repurchase agreements must conform to certain guidelines and procedures, designed to minimize the risk of loss to the Fund.


OPTIONS AND FUTURES STRATEGIES

Although it is not the Fund's intention to attempt to achieve its investment objectives through substantial use of these techniques, the Fund may seek to protect against the effect of changes in interest rates or equity market values that are adverse to the present or prospective position of the Fund, and to enhance returns, by employing certain hedging, yield enhancement and risk management techniques. These techniques may include the purchase and sale of options, futures and options on futures on debt or equity securities, aggregates of debt or equity securities or indices of prices thereof, and other financial indices. The Fund's ability to engage in these practices will be limited in accordance with the policies and certain legal considerations set forth below and may further be restricted by tax considerations (see "Taxation"). In addition, the ability of the Fund to engage in these strategies will be limited by a lack of exchange-traded or over-the-counter options and futures on the high yield debt securities in which the Fund will primarily invest. Since its inception, the Fund has only utilized these techniques on an occasional basis.

OPTIONS ON SECURITIES. The Fund may purchase call and put options, and write covered call options, on debt and equity securities, aggregates of debt and equity securities or indices of prices thereof, and other financial indices. These may include options traded on U.S. securities exchanges and options traded in U.S. over-the-counter markets.

The Fund may purchase call options on equity securities issued by the issuer of portfolio debt securities as a component in the creation of synthetic convertible bonds or synthetic bonds with warrants. The Fund also may purchase call options on debt securities it intends to acquire in order to hedge against (and thereby benefit from) anticipated market appreciation in the price of the underlying securities at limited risk. The Fund may purchase put options on equity securities issued by the issuer of debt securities held by the Fund in order to hedge the Fund's exposure to declines in the value of such debt securities attributable to the credit of the issuer (rather than increasing interest rates). The Fund may also purchase put options on debt securities held by the Fund when the Fund believes that a defensive posture is warranted for all or a portion of its portfolio.

The Fund may write call options on portfolio securities as a partial hedge (to the extent of the premium received less transaction costs) against a decline in the value of portfolio securities and in circumstances in which the Adviser anticipates that the price of the underlying securities will not increase above the exercise price of the option by an amount greater than the premium received (less transaction costs) by the Fund. The Fund may write only "covered" options. "Covered" means that so long as the Fund is obligated as the writer of a call option, it will own either the underlying securities, or an option to purchase the same underlying securities having an expiration date not earlier than the expiration date of the "covered" option and an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option a segregated account consisting of cash, or other liquid securities having a value equal to the fluctuating market value of the optioned securities.

The Fund may wish to protect certain portfolio securities against a decline in market value at a time when put options on those particular securities are not available for purchase. The Fund may therefore purchase a put option on other carefully selected debt securities, the historical values of which have evidenced a high degree of positive correlation to the historical values of such portfolio securities. If the Adviser's judgment is correct, changes in the value of the put options should substantially offset changes in the value of the portfolio securities being hedged. But the correlation between the two values may not be as close in these transactions as in transactions in which the Fund purchases a put option on an underlying security it owns. If the value of the securities underlying the put options decreases less than the value of the Fund's portfolio securities, the put options may not provide complete protection against a decline in the value of the Fund's portfolio securities below the level sought to be protected by the put option.

The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire at a time when call options on such securities are not available. The Fund may, therefore, purchase call options on other carefully selected debt securities the historical values of which have evidenced a high degree of positive correlation to the historical values of the debt securities that the Fund intends to acquire. In such circumstances the Fund will be subject to risks analogous to those summarized immediately above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options, increases less than the value of the securities to be acquired by the Fund.

The Fund may also purchase put and call options, and write call options on securities indices rather than individual securities in order to hedge the Fund's exposure to systemic market risk (the risk of price fluctuations affecting the market as a whole or a market sector), as opposed to the risk of increases or decreases in the value of a particular security. The use of such options also involves correlation risk analogous to those described in the preceding two paragraphs.

The Fund will not purchase an option on a security if, as a result, the value of all outstanding options purchased by the Fund exceeds 5% of the value of the Fund's total assets. The Fund will not write covered call options on portfolio securities representing more than 25% of the value of its total assets.

For a further description of certain characteristics of options on securities and associated risks, see Appendix B.

FUTURES AND OPTIONS THEREON. The Fund will enter into futures contracts and options thereon only for certain BONA FIDE hedging and risk management purposes. The Fund may purchase and sell various financial futures contracts (including interest rate futures contracts and stock index futures contracts) as well as options thereon. For a description of these instruments, see Appendix B.

The Fund may sell interest rate futures contacts when it is expected that interest rates may rise to protect the Fund against a decrease in the value of debt securities which the Fund holds. Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline to protect the Fund against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. To the extent the Fund enters into future contracts for this purpose, it will maintain in a segregated account with the Fund's custodian assets sufficient to cover the Fund's obligations with respect to such futures contracts, in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

As discussed above, the Fund intends to invest primarily in a variety of high yield debt securities. Futures contracts on such debt securities are not currently permitted to be traded under applicable law. Accordingly, the Fund may only hedge its exposure to changes in the value of debt securities which it owns or intends to acquire as a result of changes in interest rates by selling or purchasing, as the case may be, futures contracts on government securities and other debt securities which, in the Adviser's judgment, have substantial positive correlation in value to the debt securities which the Fund holds or intends to acquire. There can be no assurance, however, that changes in the value of such futures contracts will exhibit a high degree of positive correlation to the value of such securities. Indeed, many high yield debt securities may trade primarily on the basis of the credit of the issuer and may be relatively interest rate insensitive. Accordingly, the value of such securities may increase or decrease at a greater rate than the futures contracts entered into by the Fund, which may result in losses to the Fund greater than the losses which the Fund would have incurred but for the attempt to so hedge its interest rate risk exposure.

Because, as described above, many high yield debt securities trade, like equity securities, on the basis of the credit of the issuer, it is possible that marketwide declines in the value of equity securities will adversely affect the value of the Fund's portfolio securities. In order to hedge the Fund's exposure to such risk in circumstances where the Adviser anticipates general equity market declines, the Fund may sell stock index futures contracts which, in the Adviser's judgment, have a substantial positive correlation in value to portfolio securities of the Fund. In such circumstances, there is the risk that the Adviser's judgment may be incorrect -- resulting in losses to the Fund on its stock index futures positions which may or may not be offset by increases in the value of the Fund's portfolio -- and the additional risk that there is not a substantial positive correlation between the change in value of the Fund's portfolio and the change in the value of the stock indices underlying the Fund's short futures positions.

The Fund also may purchase call options on financial futures contracts to hedge against an increase in the price of securities it intends to acquire due to declining interest rates or increasing equity market values. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities.

The Fund also may purchase put options on financial futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declining equity market values and consequent reduction in the value of portfolio securities. The purchase of a put option on a futures contract is similar to the purchase of a put option on portfolio securities.

The Fund will engage in transactions in financial futures contracts and options thereon only in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission, an agency of the U.S. Government (the "CFTC"), for hedging purposes only and not for speculative purposes.

There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above and the economic limitations that are implicit in the use of futures and options on futures within these restrictions. As CFTC regulations and interpretative positions change, the Fund reserves the right to engage in additional transactions and/or commit more of its assets to transactions in futures and options thereon, as permitted thereunder.

For a further description of certain characteristics of futures contracts and options thereon and associated risks, see Appendix B.


PORTFOLIO TURNOVER


Under normal market conditions the Fund anticipates that its portfolio turnover rate will not exceed 100%. However, the Fund may sell portfolio securities without regard to the length of time that they have been held in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions or the financial condition of the issuer. A higher rate of turnover may result in increased transaction costs to the Fund. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold (excluding securities whose maturities at acquisition were one year or less) by the average monthly value of securities owned during the year. A 100% turnover rate would occur, for example, if all of the securities held in the Fund's portfolio were sold and replaced within one year. Since inception, the Fund's portfolio turnover rate has ranged from 32% to 112%. Turnover may fluctuate due to market activity and levels of new high yield issuance.



                             INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies. Fundamental policies may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined above. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following restrictions.

The Fund may not:

      (1) Issue senior securities or borrow money except as described above under "Leverage and Borrowing." Collateral arrangements with respect to options, futures contracts and options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered by the Fund to be the issuance of a senior security.

      (2) Act as an underwriter except insofar as the Fund may technically be deemed an underwriter under the Securities Act in selling a restricted security.

      (3) Invest more than 25% of the market or other fair value of its total assets in securities of issuers in any one industry. For this purpose the gas, water, electric and telephone utilities each will be considered separate industries, and "industry" does not include the U.S. Government.

      (4) As to 75% of its total assets invest more than 5% of the market or other fair value of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.

      (5) Purchase or sell real estate or interests in real estate, interests in oil, gas or mineral leases, commodities or commodity futures contracts, except that the Fund may purchase and sell futures contracts, options on futures contracts and securities secured by real estate or interests therein or issued by companies that invest therein.

      (6) Invest for the purpose of exercising control or management of an issuer.

      (7) Purchase securities issued by a registered investment company, except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided that the Fund may purchase securities issued by investment companies in accordance with applicable limits under the 1940 Act in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, and provided further that the Fund shall not purchase securities issued by any open-end investment company.

      (8) Sell any security which the Fund does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain without payment of further consideration securities equivalent in kind and amount to the securities sold and provided that if such right is conditional, the sale is made upon the same conditions, and further provided that the Fund may engage in options and futures transactions as described above under "Options and Futures Strategies."


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

An investment in the Fund is subject to a number of risks and special considerations, including the following:


DILUTION

You may experience an immediate dilution of the aggregate net asset value of your Shares if you do not fully exercise your Rights pursuant to the Offer. This is because the Subscription Price per Share will likely be less than the Fund's net asset value per Share on the Expiration Date, and the number of Shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, if you do not fully exercise your Rights you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Such dilution could be substantial. For example, assuming that all Rights are exercised at the Estimated Subscription Price of $_______, expenses associated with the Offer were $________, and the Fund's net asset value otherwise remained constant, the Fund's net asset value per Share on such date would be reduced by approximately $_______ per Share. Your ability to transfer your Rights allows you to receive cash for such Rights should you choose not to exercise them. However, it is not certain that a market for the Rights will develop, and no assurance can be given as to the value, if any, that such Rights will have.


RISK OF LEVERAGE

Generally, the Fund borrows money to purchase securities:

      (1) When yields on available investments exceed interest rates and other expenses of related borrowing, or
      (2) When unusual market conditions otherwise make it advantageous for the Fund to increase its investment capacity.

Although borrowing by the Fund creates an opportunity for greater total returns, it involves special risks and other considerations. For example:

      (1)   Leveraging  will  exaggerate  any  increases or decreases in the net asset value of Shares and in the yield on the Fund's portfolio.
      (2)   While the Fund will have a fixed debt to repay,  the investments may decrease or increase in value during the time the borrowing is outstanding.
      (3) Borrowing will create interest expenses for the Fund which may or may not exceed the income from the securities purchased.
      (4) If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund would be less than if borrowing were not used. Therefore, the amount available for distribution to shareholders as dividends would be reduced.


      (5) Under its current agreement, the Fund pays a commitment fee of 0.09% per annum of the unused portion of the $35 million available under the Credit Agreement to maintain the line of credit.



In an extreme case, if the Fund's current investment income were not sufficient to meet interest payments on loans made under its credit agreement, the Fund could be forced to liquidate certain of its investments at unfavorable prices, thereby potentially reducing the net asset value attributable to the Shares.

If the Fund had to sell assets at unfavorable prices in order to maintain compliance with the 1940 Act, the Fund's income or net asset value per Share might be more severely reduced than otherwise.

If the issuers of securities held by the Fund default on their payment obligations, and such defaults depress the market value of the Fund's portfolio, the Fund's use of leverage may amplify this reduction in market value.

Loans under the Credit Agreement or other forms of leverage may constitute a substantial lien and burden on the Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

Federal securities law generally does not allow the Fund to make distributions to shareholders while any senior security representing indebtedness is outstanding, unless certain requirements are satisfied. It is generally expected that the Fund will not normally be precluded from making such distributions.

The following table illustrates the effect of loans made under the Credit Agreement on a shareholder's return, assuming a Fund portfolio of approximately $79.5 million, the annual returns set forth in such table, approximately $31 million of debt outstanding and an annual rate of interest of 6.23% payable on the debt:


Assumed Return on Portfolio (Net of   -10%       -5%       0%        5%      10%

   Expenses Except Interest)
Corresponding Return to            -16.33%    -9.38%   -2.43%     4.52%   11.47%
   Shareholder.............



The purpose of the foregoing table is to assist the investor in understanding the effects of leverage. The figures in the table are hypothetical and the actual returns to a holder of the Shares may be greater or less than those appearing in the table.


RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest a large portion of its assets in certain restricted securities. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities, the Fund's continued investment in such securities may have the effect of increasing the level of illiquidity in its investment portfolio.


DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a market price which is less than the value of the net assets of the funds. In some cases, however, shares of closed-end funds may trade above net asset value. Since the commencement of the Fund's operations, the Shares have traded at various times in the market above, at and below net asset value.

In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. When interest rates decline, the value of the Fund's portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline.

FOREIGN SECURITIES

Investments in foreign securities involve certain risks, including:

      (1) Political or economic instability in the country in which the issuer is domiciled;
      (2) The difficulty of predicting international trade patterns; and
      (3) The possible imposition of exchange controls.

Such risks are heightened because:

      (1) There may be less publicly available information about a foreign company than about a domestic company.
      (2) Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.
      (3) Transactions costs may be higher on foreign  securities.
      (4) There is generally less governmental regulation of securities exchanges, brokers and listed companies abroad than in the United States.

      (5) With respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation or diplomatic developments which could affect investment in those countries.
      (6) In the event of a default of any foreign debt obligations, the Fund may not be able to obtain or to enforce a judgment against the issuers of such securities.
      (7) Interest income from foreign securities issued in local markets may be subject to withholding taxes imposed by governments in those markets.

Changes in foreign exchange rates may reduce the U.S. dollar value of the Fund's foreign investments, to the extent that such investments are denominated in foreign currencies.

The above risks may be more acute with respect to the Fund's investments in emerging market countries:

      (1) These countries typically have economic and political systems that are relatively less mature, and often less stable, than those of developed countries.
      (2) These countries may restrict investment by foreigners.
      (3) Emerging markets securities may be less liquid, and their prices may be more volatile, because of the possibility of low or no trading volume in these securities.

LOWER RATED INVESTMENTS

The Fund is designed for long-term investors. Investors should not rely on the Fund for their short-term financial needs. The value of the lower quality securities in which the Fund invests will be affected by:

      (1) interest rate levels;
      (2) general economic conditions;
      (3) specific industry conditions; and
      (4) the creditworthiness of the individual issuer.

The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Adviser will take into consideration, among other things:

      (1) the issuer's financial resources;
      (2) the issuer's sensitivity to economic conditions and trends;
      (3) the issuer's operating history;
      (4) the quality of the issuer's management; and
      (5) regulatory matters.

Relative to other debt securities, the values of lower rated debt securities may be more volatile because:

      (1) an economic downturn may more significantly impact their potential for default; or

      (2) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities.

Lower-rated investments involve certain risks and other considerations. For example:

      (1) The trading market for lower rated securities is generally less liquid than the market for higher rated securities.
      (2) In a period of rising interest rates, the inability of issuers of debt obligations to pay such obligations could exacerbate any decline in the Fund's net asset value.
      (3) If an issuer of a security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would be likely to replace the security with a lower-yielding investment. This could result in a decreased return for shareholders.
      (4) An economic downturn or an increase in interest rates could have a negative effect on the lower rated debt market and on the market value of such securities held by the Fund.
      (5) The credit ratings issued by credit rating services may not fully reflect the true risks of an investment.


The net asset value of the Fund fluctuates as the general levels of interest rates fluctuate. The yields and prices of lower rated securities in which the Fund may invest may tend to fluctuate more than those for higher rated debt securities.


ADDITIONAL RISK CONSIDERATIONS

The Fund may not achieve its investment objectives.

The Fund's non-fundamental investment policies may be changed without shareholder approval.

Investment in the Fund should not be considered a complete investment program and may not be appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.



               DIVIDENDS AND OTHER DISTRIBUTIONS: DIVIDEND REINVESTMENT PLAN

It is the Fund's current policy, which may be changed by the Board of Directors, to make monthly distributions to shareholders of net investment income and to distribute net realized short- and long-term capital gains and gains from foreign currency transactions at least once each fiscal year. The effective rates of return to investors in the Fund will depend upon several factors, including (a) interest rates, (b) maturities and (c) other terms of securities held by the Fund.

Pursuant to the Dividend Reinvestment Plan ("Plan"), shareholders may elect to have all distributions of dividends and gains automatically reinvested by State Street Bank and Trust Company ("Plan Agent") in Shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the Shares are held in street or other nominee name, then to the nominee) by State Street Bank and Trust Company as dividend disbursing agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gain distribution, the participants in the Plan receive the equivalent in Shares valued at the lower of market price or net asset value determined as of the time of purchase (generally, the payment date of the dividend or other distribution). Whenever the market price of the Shares on the payment date equals or exceeds their net asset value, participants are issued Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise would incur to raise additional capital. The Fund will not issue Shares under the Plan below net asset value. If net asset value exceeds the market price of Shares on the valuation date or if the Fund declares a dividend or other distribution payable only in cash (I.E., if the Board of Directors precludes reinvestment in newly-issued Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Share, the average per Share purchase price paid by the Plan Agent may exceed the net asset value per Share, resulting in the acquisition of fewer Shares than if the dividend or other distribution had been paid in Shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to the participant's account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to the account.

The Plan Agent maintains each shareholder account in the Plan and furnishes monthly written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those Shares held pursuant to the Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of Shares certified from time to time by the record shareholders as representing the total amount registered in the respective record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and other distributions are paid by the Fund. There are no brokerage commissions charged with respect to Shares issued directly by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Shares under the Plan.

The automatic reinvestment of dividends or distributions will not relieve participants of any federal income tax that may be payable thereon.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 351, Boston, Massachusetts 02101.


                             MANAGEMENT OF THE FUND


BOARD OF DIRECTORS

The management of the Fund, including general supervision of the duties performed by the Adviser and the Administrator, is the responsibility of the Board of Directors. The Directors and officers of the Fund, their addresses and their principal occupations for at least the past five years are set forth below.

                                  POSITION
                                    WITH     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS           AGE      FUND     DURING PAST FIVE YEARS
----------------           ---    --------   -----------------------

Eugene C. Dorsey           71    Director    Retired President, Chief Executive
Gateway Center Three                         Officer and Trustee, Gannett
100 Mulberry Street                          Foundation (now Freedom Forum);
Newark, NJ  07102-4077                       former Publisher, four Gannett
                                             newspapers and Vice President of
                                             Gannett Co., Inc.; past Chairman,
                                             Independent Sector, Washington,
                                             D.C. (largest national coalition
                                             of philanthropic organizations).

Thomas T. Mooney*          56    President,  President, Greater Rochester Metro
Gateway Center Three             Treasurer   Chamber of Commerce; former
100 Mulberry Street              and         Rochester City Manager.
Newark, NJ  07102-4077           Director



__________________________

* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940.

                                  POSITION
                                    WITH     PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS           AGE      FUND     DURING PAST FIVE YEARS
----------------           ---    --------   -----------------------

Douglas H. McCorkindale    59    Director    Vice Chairman (since March 1984)
Gateway Center Three                         and President (since September
100 Mulberry Street                          1997), Gannett Co., Inc.
Newark, NJ  07102-4077

Arthur J. Brown            49    Secretary   Partner, Kirkpatrick & Lockhart
1800 Massachusetts Ave.,                     LLP (law firm).
N.W.
Washington, DC 20036

Stephanie A. Djinis        34    Assistant   Partner, Kirkpatrick & Lockhart
1800 Massachusetts Ave.,         Secretary   LLP.
N.W.
Washington, DC 20036

DIRECTORS' FEES

For the fiscal year ended March 31, 1998, and the calendar year ended December 31, 1997, the Directors received the following compensation for serving as Directors(a):

                                                       Total Compensation From
                            Aggregate Compensation     Fund Complex For The
                            From Fund For The Year     Calendar Year Ended
DIRECTOR                    Ended March 31, 1998       December 31, 1997(b)
--------                    ----------------------     -----------------------

Eugene C. Dorsey(c)                   $4,250                    $21,000
Thomas T. Mooney                      $4,250                    $21,000
Douglas H. McCorkindale               $4,250                    $21,000

(a) The Fund does not currently provide pension or retirement plan benefits to the Directors.
(b) The Fund Complex is comprised of four investment companies, to which aggregate compensation relates.
(c) All compensation from the Fund and Fund Complex for the calendar year ended December 31, 1997 represents deferred compensation. Mr. Dorsey received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of approximately $4,389 and $24,287, respectively.

OWNERSHIP OF THE FUND

At December 31, 1998, the officers and Directors of the Fund as a group owned less than 1% of the outstanding Shares.

At December 31, 1998, DTC, 7 Hanover Square, New York, New York 10004, owned of record _________ Shares representing ______% of outstanding Shares.

THE ADVISER

Wellington Management Company, LLP, with its principal offices at 75 State Street, Boston, Massachusetts 02109, has served as the Fund's investment adviser since the Fund's inception. The Adviser is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. The Adviser is a registered investment adviser and professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of September 30, 1998, the Adviser had investment management authority over approximately $187 billion of assets, including $79 billion of fixed income securities of which approximately $6.6 billion represented "high yield" securities. The Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960.

Catherine A. Smith, a Senior Vice President of the Adviser, is responsible for the day-to-day management of the Fund's portfolio. Ms. Smith has served as the Fund's portfolio manager since the Fund's inception in April, 1988. In addition to managing the Fund, Ms. Smith serves as the portfolio manager of in several other high yield bond portfolios, including The New America High Income Fund, Inc., a closed-end management investment company. After receiving her Bachelor of Arts degree from Harvard College in 1983, Ms. Smith worked as a securities analyst for Fred Alger Management, Inc. in New York and subsequently joined Wellington Management in 1985. Ms. Smith is a CFA and a member of the Boston Security Analysts Society.


Pursuant to an Investment Advisory Agreement dated April 15, 1988, the Adviser manages the investment and reinvestment of the Fund's assets and continuously reviews, supervises and administers the Fund's investment program. The Adviser determines in its discretion the securities to be purchased or sold, subject to the ultimate supervision and direction of the Fund's Board of Directors. The Adviser also has discretion to determine when and to what extent to expand the Fund's investment capacity, by borrowing as described above in the section captioned "Investment Objectives and Policies -- Leverage and Borrowing." As compensation for its services, the Adviser receives from the Fund a monthly fee at an annual rate of 0.50% of the Fund's average weekly net asset value.

The Adviser bears all expenses of its employees and overhead incurred in connection with its duties under the Investment Advisory Agreement.

The Investment Advisory Agreement was approved by the Fund's shareholders on April 13, 1988. Continuance of the Investment Advisory Agreement most recently was approved by the Fund's Board of Directors, including a majority of the directors who are not parties to the Agreement or "interested persons" of any such party ("independent directors"), on May 12, 1998. It may continue thereafter from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of the holders of a majority of the Fund's outstanding voting securities. In either event, the Investment Advisory Agreement must also be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for that purpose. The Investment Advisory Agreement may be terminated by either party at any time without penalty upon 60 days' written notice, and will automatically terminate in the event of its assignment. Termination will not affect the right of the

Adviser to receive payments of any unpaid compensation earned prior to termination.

The Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its obligations under the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, such Agreement, or damages resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

The services of the Adviser to the Fund are not deemed to be exclusive, and nothing in the Investment Advisory Agreement prevents the Adviser, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities.

Subject to policy established by the Board of Directors of the Fund, the Adviser is responsible for arranging for the execution of the Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. The Fund may invest in securities traded in the over-the-counter markets and deal directly with the dealers who make markets in the securities involved, unless a better price or execution could be obtained by using a broker. Fixed-income securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. While the Adviser generally will seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with best results in particular transactions.

In placing orders with brokers and dealers, the Adviser will attempt to obtain the best net price and the most favorable execution for orders; however, the Adviser may, in its discretion, purchase and sell portfolio securities through brokers and dealers who provide the Adviser or the Fund with research, analysis, advice and similar services. The research services provided by broker-dealers may be useful to the Adviser in serving other clients, but they can also be useful in serving the Fund. Not all of such services may be used by the Adviser in connection with the Fund. The Adviser may, in return for research and analysis, pay brokers a higher commission than may be charged by other brokers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under its Investment Advisory Agreement with the Fund, and the advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The Adviser's investment management personnel evaluate the quality of research provided by brokers or dealers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers or dealers to execute portfolio transactions. However, the Adviser is unable to quantify the amounts of commission that might be paid as a result of such research because certain transactions might be effected through brokers which provide research but which would be selected principally because of their execution capabilities.

Investment decisions for the Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for two or more such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated to accounts according to a formula deemed equitable to each account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, in other cases it is believed to be beneficial to the Fund.

The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, the Fund may use Prudential Securities Incorporated ("Prudential Securities"), an affiliate of the Administrator, for brokerage transactions. In addition, the Fund has adopted procedures which permit the Adviser to purchase securities for the Fund from underwriting syndicates in which Prudential Securities is a syndicate manager or member, so long as certain conditions are met.

THE ADMINISTRATOR

The Administrator acts as the administrator of the Fund pursuant to an Administration Agreement with the Fund dated April 15, 1988 ("Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides meeting facilities for the Board of Directors and shareholders of the Fund and office facilities and personnel to assist the officers of the Fund in the performance of the following services: overseeing the determination and publication of the Fund's net asset value; overseeing maintenance of books and records of the Fund required by Rule 31a-1(b)(4) under the 1940 Act; arranging for bank or other borrowing for the Fund, pursuant to the Adviser's determination of the timing, amount and terms of any such borrowing; preparing the Fund's federal, state and local income tax returns; preparing financial information for the Fund's proxy statements and quarterly and annual reports to shareholders; preparing the Fund's periodic financial reports to the Commission; and coordinating responses to shareholder inquiries relating to the Fund.

Under the Administration Agreement, the Fund pays the Administrator a monthly fee at the annual rate of 0.20% of the Fund's average net assets, based on the average weekly net asset value.

The Administration Agreement was approved by the Fund's shareholders on April 13, 1988. Continuance of the Administration Agreement was most recently approved by the Fund's Board of Directors, including a majority of the independent directors, on May 12, 1998. It may continue thereafter from year to year if specifically approved at least annually by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities. In either event, the Administration Agreement must also be approved annually by vote of a majority of the independent directors, cast in person at a meeting called for that purpose.

Because the Adviser's and the Administrator's fees are based on the average weekly net assets of the Fund, the Adviser and the Administrator will benefit from any increase in the Fund's net assets resulting from the Offer. It is not possible to state precisely the amount of additional compensation the Adviser or the Administrator will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer assuming all the Rights are exercised in full for the Estimated Subscription Price of $______ per Share, the Adviser would receive additional annual advisory fees of approximately $______, and the Administrator would receive additional annual administration fees of approximately $________, as a result of the increase in average weekly net assets under management over the Fund's current assets under management, assuming no fluctuations in the value of Fund portfolio securities.

YEAR 2000 RISKS

Like other investment companies and financial and business organizations around the world, the Fund will be adversely affected if the computer systems used by the Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The inability to properly process and calculate date-related information after January 1, 2000 could have a negative impact on handling securities trades, payment of interest and dividends, pricing and account services. The Fund is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's major service providers. The Fund does not expect to incur any significant costs in order to address the Year 2000 Problem. However, at this time there can be no assurances that these steps will be sufficient to avoid any adverse impact on the Fund.


                                 NET ASSET VALUE

The net asset value of Shares is computed weekly on the last day of each week on which the Exchange is open for trading. This determination is made as of the close of the Exchange by deducting the amount of the liabilities of the Fund from the value of its assets and dividing the difference by the number of its

Shares outstanding. Fixed-income securities (other than short-term obligations, but including listed issues) may be valued by one or more independent pricing services approved by the Board of Directors that utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges will be valued at the last reported sale price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security such security will be valued, if market quotations are readily available, at the closing bid prices in the over-the-counter market. Portfolio securities for which there are no such valuations, including restricted securities that are not liquid, are valued at fair value as determined in good faith by or at the direction of the Board of Directors. Short-term investments which mature in less than 60 days will be valued at amortized cost.


                                FEDERAL TAXATION

The following discussion is based on the advice of Kirkpatrick & Lockhart LLP, Washington, D.C. See "Legal Matters."


GENERAL

The Fund has elected to be, and qualifies for treatment as, a regulated investment company ("RIC") under Subchapter M of the Code. To qualify, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options or futures contracts) derived from its business of investing in securities or those currencies ("Income Requirement"); and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of its total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its assets and that does not represent more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

For each taxable year that the Fund qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net realized gains from certain foreign currency transactions) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, if it distributes at least 90% of its investment company taxable income for that year ("Distribution Requirement"). The Fund intends to distribute substantially all of its investment company taxable income each taxable year.

The Fund also currently intends to distribute all realized net capital gain annually. If, however, the Board of Directors determines for any taxable year to retain all or a portion of the Fund's net capital gain, that decision will not affect the Fund's ability to qualify as a RIC but will subject the Fund to a tax of 35% of the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders, who (i) will be required to include their proportionate shares of the undistributed amount in their gross income as long-term capital gains and (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund against their federal income tax liabilities. For federal income tax purposes, the tax basis of Shares owned by a Fund shareholder will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's gross income.

The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions to avoid application of the Excise Tax. For this and other purposes, a distribution will be treated as paid by the Fund and received by the shareholders on December 31 of a calendar year if it is declared by the Fund in that month of that year, payable to shareholders of record on a date in that month and paid by the Fund at any time through the end of the following January. Any such distribution thus will be taxable to shareholders in the year the distribution is declared, rather than the year in which the distribution is received.


DISTRIBUTIONS

Dividends from the Fund's investment company taxable income will be taxable to its shareholders as ordinary income, whether paid in cash or reinvested in Shares. Distributions of the Fund's net capital gain and undistributed capital gains, if any, will be taxable to the shareholders as long-term capital gain, regardless of how long they have held their Shares. Dividends are not expected to be, and capital gain distributions will not be, eligible for the dividends-received deduction allowed to corporations.

A participant in the Dividend Reinvestment Plan who receives a distribution that is reinvested in Shares will be treated as having received a taxable distribution and will have a basis for those Shares equal to their fair market value on the distribution date. Shareholders will be notified annually as to the federal income tax status of distributions to them. Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at that time may reflect the amount of the forthcoming distribution. Those purchasing just prior to the record date for a distribution will receive the distribution, which nevertheless will be taxable to them.


SALES OF SHARES

On a sale of Shares, a shareholder will realize taxable gain or loss depending upon the amount realized on the sale and the shareholder's basis for the Shares. That gain or loss will be treated as capital gain or loss if the shareholder held the Shares as capital assets and will be long-term capital gain or loss if the Shares were held for more than one year. Any such loss will be disallowed to the extent the Shares that were disposed of are replaced (such as pursuant to the Dividend Reinvestment Plan) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition. In such a case, the basis of the acquired Shares will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Shares held for six months or less will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received by the shareholder on those Shares or any undistributed capital gains designated with respect thereto.


ORIGINAL ISSUE DISCOUNT

The Fund may purchase debt securities (such as zero-coupon debt securities and zero-fixed-coupon debt securities; see "Investment Policies and Limitations -- High Yield Debt Securities") that have original issue discount, which generally is included in income ratably over the term of the security. The discount that accrues each year on those securities thus will increase the Fund's investment company taxable income, thereby increasing the amount that must be distributed to satisfy the Distribution Requirement, without providing the cash with which to make the distribution. Accordingly, the Fund may have to dispose of other securities, thereby realizing gain or loss at a time when it otherwise might not want to do so, to provide the cash necessary to make distributions to shareholders.


ISSUES RELATING TO HEDGING INSTRUMENTS

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options and futures contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Regulated futures contracts and options that are subject to section 1256 of the Code (collectively "Section 1256 contracts") and are held by the Fund at the end of each taxable year will be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value). Any unrealized gain or loss required to be recognized and reported for tax purposes under this mark-to-market rule will be added to any realized gains and losses recognized on Section 1256 contracts actually sold by the Fund during the year, and the resulting gain or loss will be treated (without regard to the holding period) as 60% long-term capital gain or loss and 40% short-term capital gain or loss. These rules may operate to increase the amount that must be distributed by the Fund to satisfy the Distribution Requirement, which amount will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized to the Fund, without in either case increasing the cash available to the Fund. The Fund may elect to exclude certain transactions from the provisions of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and/or increasing the amount of dividends that must be distributed to meet the Distribution Requirement and avoid the imposition of the Excise Tax.

Generally, the hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. Because application of the straddle rules may affect the character of gains or losses, defer the recognition of losses and/or accelerate the recognition of gains from the affected straddle positions and require the capitalization of interest expense associated therewith, the amount that must be distributed to shareholders (and the character of the distribution as ordinary income or long-term capital gain) may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


BACKUP WITHHOLDING

The Fund is required to withhold federal income tax at the rate of 31% on all dividends, capital gain distributions and repurchase proceeds payable to any individuals and certain other noncorporate shareholders who fail to provide the Fund with their correct taxpayer identification number or (with respect to dividends and capital gain distributions) who otherwise are subject to backup withholding.


FOREIGN WITHHOLDING TAXES

Income received by the Fund from sources within foreign countries, and gains realized on foreign securities, may be subject to withholding and other taxes imposed by such countries, which would reduce the Fund's yield and/or total return. Tax conventions between certain countries and the United States may reduce or eliminate such taxes, and many foreign countries do not impose taxes on capital gains from investments by foreign investors. It is impossible to determine the rate of foreign tax in advance, because the amount of the Fund's assets to be invested in various countries is not known. If, as is expected, the Fund does not have more than 50% of its assets invested in the securities of foreign corporations at the close of its taxable year, it will not be entitled to "pass through" to its shareholders the amount of foreign taxes it paid.


FOREIGN SHAREHOLDERS

U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, foreign trust or estate, foreign corporation or foreign partnership depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected." In such case, dividends will be subject to U.S. withholding tax of 30% (or lower treaty rate). Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in Shares, including the effect of any applicable tax treaties.


OTHER TAXATION

The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders. Distributions also may be subject to state, local and foreign taxes, depending on each shareholder's particular situation. Prospective shareholders thus are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                           DESCRIPTION OF COMMON STOCK


GENERAL


The Fund has 100,000,000 authorized Shares, par value $0.01. Shares, as issued, are fully paid and nonassessable. All Shares are equal as to dividends, assets and voting privileges and have no pre-emptive, conversion or redemption provisions. Shareholders are entitled to one vote per share and do not have cumulative voting rights. The Shares are listed on the Exchange under the symbol "HYP."



DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund may not declare dividends or other distributions or purchase or redeem any Shares if, at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the loans made under the Credit Agreement, would be less than 300% (or such higher percentage as may in the future be required by law) or asset coverage with respect to any senior securities of a class which is stock would be less than 200% (or such higher percentage as may in the future be required by law).


LIQUIDATION RIGHTS

Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), the holders of the Shares will be entitled to participate equally in the remaining assets of the Fund. Neither a sale, lease or exchange of all or substantially all of the property and assets of the Fund nor a consolidation or merger of the Fund with or into any other corporation or business trust will be deemed to be a liquidation, dissolution or winding up of the Fund.


VOTING

Holders of Shares have voting rights of one vote per Share. The Fund is required by the rules of the Exchange to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on August 27, 1998. The next annual meeting of shareholders is expected to be scheduled for August, 1999.



                       CERTAIN PROVISIONS OF THE ARTICLES
                          OF INCORPORATION AND BY-LAWS

Certain "antitakeover" provisions in its Articles of Incorporation and By-Laws could limit the ability of others to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. These provisions will make it more difficult to change management of the Fund than if they had not been included in the Fund's Articles of Incorporation and By-Laws, and could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. However, they are designed to encourage persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management, investment objectives and policies.

The Board of Directors is divided into three classes, each having a term of three years: each year the term of one class expires. Directors may be removed from office only for cause and then only by the affirmative vote or consent of the holders of at least 80% of the Shares. In addition, the affirmative vote or consent of the holders of 66 2/3% or more of the Shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company, or generally to authorize any of the following transactions with a person or entity that is directly or indirectly the beneficial owner of 5% or more of the outstanding Shares; (i) merger or consolidation of the Fund with or into any other corporation; (ii) issuance of any securities of the Fund to any such person or entity for cash; (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any such entity or person (except assets having an aggregate fair market value of less than $1,000,000); or (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any such entity or person (except assets having an aggregate fair market value of less than $1,000,000).

Only a simple majority vote of shareholders is required to approve any of the above transactions, except for conversion of the Fund to an open-end investment company, if a majority of the Board of Directors, including a majority of the disinterested directors, approves the transaction. A "super-majority" vote of the holders of at least 80% of the Shares is required to amend By-Law provisions concerning terms and removal of directors; a "super-majority" vote of the holders of at least 66 2/3% of the Shares is required to amend the Fund's Articles of Incorporation with regard to the rest of the foregoing provisions. The "super-majority" voting provisions with respect to these transactions are more stringent then are required by the 1940 Act or (except with respect to mergers, consolidations or sales, leases or exchanges of all or any substantial part of the assets of the Fund) the Maryland General Corporation Law. The Board of Directors has considered all of these provisions of the Fund's Articles of Incorporation and By-Laws and has determined that such provisions are in the best interests of the Fund's shareholders.


                         DESCRIPTION OF CREDIT AGREEMENT


GENERAL


The Fund entered into a Credit Agreement dated as of October 31, 1993, and subsequently amended from time to time, with BankBoston, pursuant to which BankBoston has agreed to make loans to the Fund from time to time. The Fund had $32,000,000 in loans outstanding under the Credit Agreement on September 30, 1998, at an average annual interest rate of 6.23%. The Fund's obligation to BankBoston under the Credit Agreement is considered a senior security under the 1940 Act, and the issuance of any subsequent senior securities will be subject to compliance with the 1940 Act, including Section 18 thereof. Any such subsequent senior securities may have certain terms, including, but not limited to, those relating to interest rate, redemptions, repurchases and maturity which differ from the terms of the Credit Agreement. The following summary of certain terms of the Credit Agreement is qualified in its entirety by reference to all provisions of the Credit Agreement, including the definitions therein of certain terms. A copy of the Credit Agreement is filed as an exhibit to the Fund's Registration Statement on Form N-2, of which this Prospectus forms a part. The Fund may seek to increase the amount it may borrow following completion of the rights offering to the maximum amount then permissible under the 1940 Act but no formal decision has been made and there can be no assurance as to the timing or utilization of such additional facilities.



INTEREST

The outstanding principal amount of each loan under the Credit Agreement bears interest until maturity at (i) the greater of (a) the annual rate of interest announced from time to time by BankBoston as its "Base Rate" and (b) the Federal Fund Effective Rate (as defined in the Credit Agreement plus 1/2 of 1% annually, or (ii) the Adjusted Eurodollar Rate (as defined in the Credit Agreement) plus 0.50% annually, or (iii) the applicable Money Market Rate (as defined in the Credit Agreement), as selected by the Fund.


COMMITMENT FEE

In exchange for BankBoston's commitment to make loans to the Fund from time to time, the Fund pays to BankBoston a Commitment Fee of 0.09% per annum of the unused portion of the $35 million available under the Credit Agreement.


PREPAYMENTS

Certain of the loans made from time to time under the Credit Agreement may be repaid by the Fund prior to maturity upon the payment of all of the unpaid interest accrued to such date on the amount of the principal of the loan being prepaid. Loans under the Credit Agreement may also be declared immediately due and payable by BankBoston or, in certain circumstances, may become immediately due and payable without such declaration. All prepayments of loans made under the Credit Agreement (except a prepayment in full) will be made in an amount of $100,000 or an integral multiple thereof.


RESTRICTIVE COVENANTS

Under the 1940 Act and the Credit Agreement, the Fund may not declare dividends or other distributions on the Shares or purchase any Shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the loans made under the Credit Agreement, would be less than 300% (or such higher percentage as may in the future be required by law). Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year to maintain its qualification for tax treatment as a RIC. The foregoing limitations on dividends, other distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Federal Taxation."

The asset coverage of a class of senior securities representing indebtedness, such as loans under the Credit Agreement, is defined as the ratio of (i) the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of the Fund.

The Credit Agreement contains a covenant limiting the Fund's ability to create or permit to exist any lien or encumbrance upon any of its property or assets in favor of any person or entity other than BankBoston, other than such liens as are necessary in connection with the Fund's directors' and officers' errors and omission liability insurance policy or liens in connection with authorized futures transactions and collateral arrangements with respect to options and futures contracts or other authorized investments.


                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

The Fund's securities and cash are held by State Street Bank and Trust Company, whose principal business address is One Heritage Drive, North Quincy, Massachusetts 02171, as custodian under a custodian contract.

State Street Bank and Trust Company serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the Shares.


                                 LEGAL OPINIONS


The validity of the Shares offered hereby has been passed on for the Fund by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036. Certain matters have been passed on for the Dealer-Manager by Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166-0153.



                             REPORTS TO SHAREHOLDERS

The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.


                                     EXPERTS

The financial statements, insofar as they relate to the fiscal years ended March 31, 1998 and 1997, included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of PricewaterhouseCoopers LLP is 1177 Avenue of the Americas, New York, New York 10036. The financial statements, insofar as they relate to the remaining periods (other than the period ended September 30, 1998), included in this Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, the Fund's previous independent accountants.

                               FURTHER INFORMATION

The Fund has filed with the Commission, Washington, D.C., 20549, a Registration Statement under the Securities Act with respect to the Shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this Prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the Exchange. The Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the Exchange, 20 Broad Street, New York, New York 10005.

PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.

                                                                                                      PRINCIPAL
                                                       MOODY'S          INTEREST       MATURITY         AMOUNT             VALUE
DESCRIPTION                                             RATING            RATE           DATE           (000)             (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

LONG-TERM INVESTMENTS--134.6%
CORPORATE BONDS--123.4%
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
AEROSPACE/DEFENSE--3.8%

Argo-Tech Corp., Sr. Sub. Notes                         B3                 8.625%      10/01/07   $        500       $    472,500
K&F Industries, Inc., Sr. Sub. Notes, Ser. B            B3                 9.25        10/15/07            500            490,000
L-3 Communications Corp., Sr. Sub. Notes                B2                 8.50         5/15/08            750            761,250
Moog, Inc., Sr. Sub. Notes, Ser. B                      B1                10.00         5/01/06          1,340          1,366,800
                                                                                                                     ------------
                                                                                                                        3,090,550
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
AUTOMOTIVE--4.6%

Accuride Corp., Sr. Sub. Notes                          B2                 9.25         2/01/08            750            720,000
Federal-Mogul Corp.,
     Sr. Notes                                          Ba2                8.80         4/15/07            500            546,955
     Sr. Notes                                          Ba2                7.875        7/01/10            500            512,390
Johnstown America Industries, Inc., Sr. Sub. Notes      B3                11.75         8/15/05          1,500          1,545,000
Key Plastics, Inc., Sr. Sub. Notes, Ser. B              B3                10.25         3/15/07            500            482,500
                                                                                                                     ------------
                                                                                                                        3,806,845
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
BASIC INDUSTRIES-MANUFACTURING--3.6%

Gaylord Container Corp., Sr. Notes                      B3                 9.375        6/15/07          1,000            810,000
International Wire Group, Inc., Sr. Sub. Notes          B3                11.75         6/01/05            500            512,500
Neenah Corp., Sr. Sub. Notes, Ser. B                    B3                11.125        5/01/07            750            759,375
UNICCO Service Co./UNICCO Fin. Corp.
     Sr. Sub. Notes, Ser. B                             B3                 9.875       10/15/07          1,000            920,000
                                                                                                                     ------------
                                                                                                                        3,001,875
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
BUILDING & RELATED INDUSTRIES--3.1%

Associated Materials, Inc., Sr. Sub. Notes              B2                 9.25         3/01/08            500            475,000
Falcon Building Prod., Inc.,
     Sr. Sub. Disc. Notes
          Zero Coupon (until 6/15/02)                   B3                10.50         6/15/07            350            192,500
     Sr. Sub. Notes                                     B3                 9.50         6/15/07          1,000            840,000
Nortek, Inc.,
     Sr. Notes                                          B1                 8.875        8/01/08            750            725,625
     Sr. Notes, Ser. B                                  B1                 9.25         3/15/07            350            351,750
                                                                                                                     ------------
                                                                                                                        2,584,875
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
CABLE--5.9%

Adelphia Communications Corp.,
     Sr. Notes                                          B2                 8.375        2/01/08            365            370,475
     Sr. Notes, Ser. B                                  B2                 9.875        3/01/07            500            540,000

------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

See Notes to Financial Statements.

                                                                          F-1



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

CABLE (CONT'D.)

Century Communications Corp., Sr. Disc.
     Notes                                              Ba3               Zero          3/15/03   $        225        $   157,500
Classic Cable Inc.                                      B3                 9.875%       8/01/08            280            284,900
Classic Communications Inc., Sr. Disc. Notes
     Zero Coupon (until 8/1/03)                         NR                13.25         8/01/09            890            498,400
Falcon Holding Group L.P.,
     Sr. Deb., Ser. B                                   B2                 8.375        4/15/10            350            353,500
     Sr. Disc. Deb., Ser. B
         Zero Coupon (until 4/15/03)                    B2                 9.285        4/15/10            500            337,500
Frontiervision Holdings L.P., Sr. Disc. Notes,
     Zero Coupon (until 2/15/02)                        B##               11.875        9/15/07          1,000            817,500
Multicanal S.A.,
     Sr. Notes                                          Ba3               10.50         2/01/07            500            340,000
     Sr. Notes                                          NR                10.50         4/15/18            230            142,600
Rifkin Acquisition Partners L.L.L.P., Sr. Sub.
     Notes                                              B3                11.125        1/15/06            500            540,000
Rogers Communications Inc., Sr. Notes                   B2                 8.875        7/15/07            440            433,400
                                                                                                                     ------------
                                                                                                                        4,815,775
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
CHEMICALS--3.8%

PCI Chemicals Canada Inc., Sr. Sec. Notes,  Ser. B
     (Canada)                                           B2                 9.25        10/15/07            500+           400,000
Phillipp Brothers Chemicals Inc., Sr. Sub.  Notes
                                                        B3                 9.875        6/01/08            680            646,000
Pioneer Americas Acquisition Corp., Sr. Sec.
     Notes, Ser. B                                      B2                 9.25         6/15/07            500            412,500
Sovereign Specialty Chemicals, Sr. Sub. Notes,
     Ser. B                                             B3                 9.50         8/01/07          1,000            965,000
Texas Petrochemicals Corp., Sr. Sub. Notes              B3                11.125        7/01/06            750            690,000
                                                                                                                      -----------
                                                                                                                        3,113,500
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
CONSUMER GOODS & SERVICES--2.3%

Chattem Inc., Sr. Sub. Notes                            B2                 8.875        4/01/08            500            485,000
Muzak L.P., Muzak Capital, Sr. Notes                    Ba3               10.00        10/01/03            500            505,000
Pierce Leahy Corp., Sr. Sub. Notes                      B3                 9.125        7/15/07            500            510,000
Revlon Worldwide, Sr. Disc. Notes, Ser. B               Ba2               Zero          3/15/01            500            383,750
                                                                                                                      -----------
                                                                                                                        1,883,750
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
CONTAINERS--3.0%

BWay Corp., Sr. Sub. Notes, Ser. B                      B2               10.25          4/15/07            750            787,500
Silgan Holdings, Inc.,
     Sr. Sub. Deb.                                      B1                9.00          6/01/09          1,500          1,485,000
     Sub. Deb., PIK                                     NR               13.25          7/15/06            200            220,282
                                                                                                                      -----------
                                                                                                                        2,492,782

------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

See Notes to Financial Statements.

                                                                          F-2




PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

ENERGY & RELATED GOODS & SERVICES--10.0%

Abraxas Petroleum Corp., Sr. Notes, Ser. B              B2                11.50%       11/01/04   $      1,500       $  1,215,000
Costilla Energy Inc., Sr. Notes                         B2                10.25        10/01/06            500            435,000
Cross Timbers Oil Co., Sr. Sub. Notes, Ser. B           B2                 9.25         4/01/07            750            690,000
Dailey International, Inc., Sr. Notes                   B2                 9.50         2/15/08            500            300,000
Energy Corp. Amererica, Sr. Sub. Notes, Ser. A          B2                 9.50         5/15/07            750            693,750
Frontier Oil Corp., Sr. Notes                           NR                 9.125        2/15/06            750            697,500
Kelley Oil and Gas Corp., Sr. Sub. Notes, Ser. B        B3                10.375       10/15/06            355            301,750
P&L Coal Holdings Corp., Sr. Notes                      Ba3                8.875        5/15/08            500            508,750
Petroleos Mexicanos, Gtd. Sr. Notes (Mexico)            Ba2                8.85         9/15/07            500+           400,000
Plains Resources, Inc., Sr. Sub. Notes                  B2                10.25         3/15/06          1,180          1,191,800
RAM Energy, Inc., Sr. Notes                             B3                11.50         2/15/08          1,750          1,452,500
Tatneft Finance, Gtd. Bonds (Russia)                    B2                 9.00        10/29/02          1,000+           100,000
Transportadora de Gas del Sur, S.A., Notes
    (Argentina)                                         Ba3               10.25         4/25/01            250+           237,500
                                                                                                                     ------------
                                                                                                                        8,223,550
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
ENTERTAINMENT--0.9%

Loews Cineplex Entertainment Corp., Sr. Sub.
    Notes                                               B3                 8.875        8/01/08            750            740,625

------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
FINANCIAL SERVICES--9.4%

Bangkok Bank Public Co., Deb. (Thailand)                NR                 7.25         9/15/05          1,000+           480,000
Emergent Group Inc., Sr. Notes, Ser. B                  B3                10.75         9/15/04            895            411,700
First Nationwide Holdings, Inc., Sr. Notes              Ba3               12.50         4/15/03            750            840,000
FirstFed Financial Corp., Notes                         B2                11.75        10/01/04            500            515,000
Guangdong Enterprises Hldgs., Ltd., (China)
     Sr. Notes                                          Baa3               8.875        5/22/07            250+           112,500
     Sr. Notes                                          Baa3               8.875        5/22/07            900+           405,000
Hawthorne Financial Corp., Sr. Notes                    NR                12.50        12/31/04          1,250          1,250,000
Olympic Financial, Ltd., Sr. Notes                      NR                11.50         3/15/07          1,500@         1,083,000
Resource America, Inc., Sr. Notes                       B-                12.00         8/01/04            965            800,950
Thai Farmers Bank Ltd., Sub. Notes (Thailand)           NR                 8.25         8/21/16          1,500+           675,000
Western Financial Svgs. Bank, F.S.B., Sub. Cap.
    Deb.                                                B1                 8.875        8/01/07          1,500          1,200,000
                                                                                                                     ------------
                                                                                                                        7,773,150
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
FOOD & LODGING--4.0%

Aurora Foods Inc.,
     Sr. Sub. Notes, Ser. D                             B1                 9.875        2/15/07            230            246,100
     Sr. Sub. Notes, Ser. D                             B1                 8.75         7/01/08            245            252,350

------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------



See Notes to Financial Statements.

                                                                          F-3



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

FOOD & LODGING (CONT'D.)

Del Monte Foods Co., Sr. Disc. Notes, Zero  Coupon
    (until 12/15/02)                                    B-                12.50%       12/15/07  $      2,500           1,425,000
John Q. Hammons Hotels, First Mtge. Bonds               B1                 8.875        2/15/04  $      1,500           1,357,500
                                                                                                                       ----------
                                                                                                                        3,280,950
------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------
GAMING--2.1%

Fitzgeralds Gaming Corp., Sr. Sec. Notes                B3                12.25        12/15/04           500             350,000
Hollywood Casino Corp., Sr. Sec. Notes                  B2                12.75        11/01/03           350             362,250
Lady Luck Gaming Corp., First Mtge. Notes               B2                11.875        3/01/01         1,000           1,012,500
                                                                                                                       ----------
                                                                                                                        1,724,750
------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------
GENERAL INDUSTRIAL--2.1%

Cathay International Ltd., Sr. Notes                    Ba3               13.00         4/15/08           750             450,000
Wesco Distribution, Inc., Sr. Sub. Notes                B2                 9.125        6/01/08         1,350           1,299,375
                                                                                                                       ----------
                                                                                                                        1,749,375
------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------
GROCERY STORES--1.7%

Disco S.A., Notes                                       NR                 9.875        5/15/08           750             465,000
Homeland Stores, Inc., Sr. Notes                        NR                10.00         8/01/03           500             447,500
Pathmark Stores, Inc., Sub. Notes                       Caa               11.625        6/15/02           500             473,750
                                                                                                                       ----------
                                                                                                                        1,386,250
------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------
HEALTH CARE--4.8%

Beverly Enterprises, Inc., Sr. Notes                    Ba3                9.00         2/15/06            70              70,175
Columbia/HCA Healthcare Corp., Notes                    Ba2                7.25         5/20/08         1,000             969,630
Mediq, Inc., Sr. Sub. Notes                             B3                11.00         6/01/08           930             874,200
Universal Hospital Svcs.,
    Sr. Sub. Notes                                      B3                10.25         3/01/08         1,750           1,575,000
    Sr. Sub. Notes                                      B2                 8.375        4/01/08           500             450,000
                                                                                                                       ----------
                                                                                                                        3,939,005
------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------
HOME BUILDER & REAL ESTATE--5.1%

Beazer Homes USA, Inc., Sr. Notes                       B1                 8.875        4/01/08           750             697,500
Kaufman & Broad Home Corp., Sr. Sub. Notes              Ba3                9.625       11/15/06           750             776,250
Presley Companies, Sr. Notes                            Caa               12.50         7/01/01         1,000             850,000
Ryland Group, Inc., Sr. Sub. Notes                      B+                 8.25         4/01/08           750             676,875

------------------------------------------------------- ------------- ------------- ------------ -- ------------- - --------------

See Notes to Financial Statements.

                                                                          F-4



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.

------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

HOME BUILDER & REAL ESTATE (CONT'D.)

Standard Pacific Corp., Sr. Notes                       Ba2                8.50%        6/15/07  $        750    $        727,500
U.S. Home Corp., Sr. Sub. Notes                         B1                 8.88         8/15/07           500             495,000
                                                                                                                       ----------
                                                                                                                        4,223,125
------------------------------------------------------- ------------- ------------- ------------ -- ------------ -- --------------
INDUSTRIALS--2.3%

Clark Refining & Marketing, Inc., Sr. Notes             Ba3                8.625        8/15/08           915             841,800
Westpoint Stevens, Inc., Sr. Notes                      BB##               7.875        6/15/08         1,000           1,017,500
                                                                                                                       ----------
                                                                                                                        1,859,300
------------------------------------------------------- ------------- ------------- ------------ -- ------------ -- --------------
MEDIA & COMMUNICATIONS--8.5%

Echostar DBS Corp., Sr. Sec. Notes                      B-##              12.50         7/01/02           750             791,250
Fox/Liberty Networks L.L.C.,
    Sr. Disc. Notes, Zero Coupon (until 8/15/02)        B1                 9.75         8/15/07         1,500             982,500
    Sr. Notes                                           B1                 8.875        8/15/07            15              14,700
Globo Comunicacoes e Participacoes S.A., Notes,
    (Brazil)                                            NR                10.50        12/20/06         1,750+            875,000
Granite Broadcasting Corp.,
    Sr. Sub. Notes                                      B3                 8.875        5/15/08           340             317,900
Innova S de R.L., Sr. Notes (Mexico)                    B2                12.875        4/01/07         1,500+            825,000
Jacor Communications, Inc., Sr. Sub. Notes              B2                 9.75        12/15/06           250             270,625
Primedia, Inc., Sr. Notes                               Ba3                7.625        4/01/08           405             388,800
Sullivan Graphics, Inc., Sr. Sub. Notes                 Caa               12.75         8/01/05         1,000           1,015,000
Sun Media Corp., Sr. Sub. Notes                         B2                 9.50         5/15/07           500             512,500
Tevecap S.A., Sr. Notes (Brazil)                        B2                12.625       11/26/04           800+            336,000
TV Azteca S.A. de CV, Gtd., Sr. Notes (Brazil)          Ba3               10.50         2/15/07         1,000+            680,000
                                                                                                                       ----------
                                                                                                                        7,009,275
------------------------------------------------------- ------------- ------------- ------------ -- ------------ -- --------------
METALS--5.9%

Ameristeel Corp., Sr. Notes                             Ba3                8.75         4/15/08           285             265,050
Bayou Steel Corp., First Mtge. Notes                    B1                 9.50         5/15/08         1,000             862,500
Companhia Vale do Rio Doce, Notes (Brazil)              NR                10.00         4/02/04           750+            585,000
CSN Iron S.A., Gtd. Notes (Brazil)                      B2                 9.125        6/01/07         1,250+            706,250
Iron Medium Term Note Inc., Delaware, Sr. Sub. Notes    B3                 8.75         9/30/09           350             346,500
Pohang Iron & Steel Co. Ltd.,
    Sr. Notes                                           Bal                7.125        7/15/04         1,000             756,690
    Sr. Notes                                           Bal                7.375        5/15/05           500             371,520

------------------------------------------------------- ------------- ------------- ------------ -- ------------ -- --------------



See Notes to Financial Statements.

                                                                          F-5



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.



------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

METALS (CONT'D.)

Weirton Steel Corp.,
    Sr. Notes                                           B2               11.375%       7/01/04   $      1,000    $        930,000
                                                                                                                       ----------
                                                                                                                        4,823,510
------------------------------------------------------- ------------ ------------- ------------ --- ------------ -- --------------

PAPER & PACKAGING--10.4%

American Pad & Paper Company, Delaware, Sr.
    Sub. Notes, Ser. B                                  CCC+##           13.00        11/15/05          1,385             761,750
APP Int'l. Finance Co.,
    Sec. Notes (Indonesia)                              B2                3.50         4/30/03            870+            330,600
    Sec. Notes (Indonesia)                              B2               11.75        10/01/05            750+            465,000
Aracruz Celulose S.A. (Brazil),
    Notes                                               B2               10.375        1/31/02          1,035+            859,050
    Notes                                               B2               10.375        1/31/02            715+            593,450
    Sr. Sub. Notes                                      B2               10.25        10/01/06            375+            326,250
Bahia Sul Celulose S.A. (Brazil)                        NR               10.625        7/10/04            500+            325,000
Buckeye Technologies, Inc., Sr. Sub. Notes              Ba3               8.00        10/15/10            465             444,075
Container Corp. of America,
    Sr. Notes                                           B1                9.75         4/01/03          1,000           1,010,000
    Sr. Notes, Ser. B.                                  B2               10.75         5/01/02          1,000           1,025,000
Doman Industries Ltd., Sr. Notes (Canada)               B1                8.75         3/15/04            750+            525,000
Klabin Fabricadora de Papel e Celulose S.A.,
    Gtd. Notes (Brazil)                                 NR               11.00         8/12/04          1,000+            820,000
Pindo Deli Finance Mauritius Ltd., Gtd. Sr.
    Notes (Indonesia)                                   NR               10.75        10/01/07          1,750+            735,000
Repap New Brunswick, Inc., Sr. Sec. Notes
      (Canada)                                          Caa              10.625        4/15/05            500+            300,000
                                                                                                                       ----------
                                                                                                                        8,520,175

------------------------------------------------------- ------------ ------------- ------------ --- ------------ -- --------------
TECHNOLOGY--5.6%

Advanced Micro Devices, Inc., Sr. Sec. Notes            Ba3              11.00         8/01/03            500             505,000
Concentric Network Corp., Sr. Notes                     NR               12.75        12/15/07             255@           235,875
DecisionOne Holdings Corp.,
    Sr. Disc. Deb., Zero Coupon (until 8/1/02)          NR               11.50         8/01/08          1,000@            375,000
    Sr. Sub. Notes,                                     B3                9.75         8/01/07            500             325,000
Fisher Scientific International, Inc., Sr. Sub. Notes   B3                9.00         2/01/08            750             720,000
Samsung Electronics America, Inc., Gtd. Notes           Ba1               9.75         5/01/03          1,750           1,277,500
Telecommunications Tech Company L.L.C.,
    Sr. Sub. Note                                       B3                9.75         5/15/08            795             715,500
Verio Inc., Sr. Notes                                   B3               10.375        4/01/05            500             490,000
                                                                                                                       ----------
                                                                                                                        4,643,875
------------------------------------------------------- ------------ ------------- ------------ --- ------------ -- --------------

See Notes to Financial Statements.

                                                                          F-6



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

TELECOMMUNICATIONS--19.0%

Advanced Radio Telecom Corp., Sr. Notes                 Caa##            14.00%         2/15/07  $        325    $        286,000
American Mobile Satellite, Inc., Sr. Notes              NR               12.25          4/01/08           750@            431,250
BTI Telecom Corp., Sr. Notes                            B3               10.50          9/15/07         1,750           1,470,000
Century Communications Corp., Sr. Disc. Notes           Ba3              11.25          1/15/08         1,750             831,250
Clearnet Communications, Inc., Sr. Disc. Notes,
    Zero Coupon (until 12/15/00) (Canada)               B3               14.75         12/15/05           750+            630,000
E Spire Communications Insurance, Sr. Disc.
    Notes Zero Coupon (until 4/1/01)                    NR               12.75          4/01/06           500             375,000
GST Network Funding, Inc., Sr. Disc. Notes,
    Zero Coupon (until 5/1/03)                          NR               13.25          5/01/08         1,765             838,375
GST Telecommunications, Inc., Sr. Sub. Notes,
    Zero Coupon (until 11/15/02)                        NR               12.75         11/15/07           500             475,000
Hyperion Telecommunications, Inc.,
    Sr. Disc. Notes, Zero Coupon (until 4/15/01)        B3               13.00          4/15/03           265             184,175
    Sr. Sec. Notes, Ser. B                              B3               12.25          9/01/04           715             700,700
ICO Global Commerce, Sr. Notes                          CCC+##           15.00          8/01/05           410             319,800
Intermedia Communications, Inc.,
    Sr. Notes                                           B2                8.60          6/01/08         1,000             990,000
    Sr. Notes, Ser. B                                   B2                8.875        11/01/07           350             351,750
Iridium LLC/Cap. Corp.,
    Gtd. Sr. Notes, Ser. D                              B3               10.875         7/15/05           300             238,500
    Sr. Notes                                           NR               11.25          7/15/05         1,000             805,000
ITC Deltacom, Inc., Sr. Notes                           B2                8.875         3/01/08           350             353,500
IXC Communications, Inc., Sr. Sub. Notes                B3                9.00          4/15/08           750             745,312
Korea Telecom,
    Notes                                               Ba1               7.50          6/01/06           500+            342,895
    Notes                                               Ba1               7.625         4/15/07         1,000+            691,990
McLeod USA Inc., Sr. Notes                              B2                9.25          7/15/07           250             256,250
MGC Communications Inc., Sr. Sec. Notes, Ser. B         Caa              13.00         10/01/04           500             385,000
MobileMedia Communications, Inc., Sr. Sub.
    Notes                                               C                 9.375        11/01/07         1,000**           170,000
Philippine Long Dist. Tel. Co., Notes (The
    Philippines)                                        Ba2               7.85          3/06/07           750+            559,238
PsiNet Inc., Sr. Notes                                  B3               10.00          2/15/05           500             502,500
SK Telecom Ltd., Notes                                  Ba1               7.75          4/29/04         1,000             755,180
Time Warner Telecom L.L.C., Sr. Notes                   B2                9.75          7/15/08           500             505,000

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------


See Notes to Financial Statements.

                                                                          F-7



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
                                                                                                   PRINCIPAL
                                                          MOODY'S       INTEREST     MATURITY        AMOUNT           VALUE
DESCRIPTION                                                RATING         RATE         DATE          (000)           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

TELECOMMUNICATIONS (CONT'D.)

Winstar Communications, Inc.
    Sr. Disc. Notes, Zero Coupon (until 10/15/00)       NR               14.00%        10/15/05  $      1,750    $      1,137,500
    Sr. Sub. Notes                                      NR               11.00          3/15/08           500             350,000
                                                                                                                       ----------
                                                                                                                       15,681,165

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------
TRANSPORTATION--1.5%

MRS Logisticasa S.A., Notes (Brazil)                    NR               10.625         8/15/05           500+            240,000
Valujet, Inc., Sr. Notes                                B3               10.25          4/15/01         1,250           1,000,000
                                                                                                                      -----------
                                                                                                                        1,240,000
                                                                                                                      -----------
Total corporate bonds (cost $119,483,711)                                                                             101,608,032

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------
FOREIGN GOVERNMENT OBLIGATIONS+--5.4%

Republic of Argentina, Bonds                            Ba3              11.00         10/09/06         1,750           1,662,500
Republic of Brazil, Bonds, Ser. C                       B1                4.50          4/15/14         1,471             923,132
Republic of Korea, Bonds                                BB+##             8.875         4/15/08         1,500           1,312,170
Republic of Venezuela, Bonds                            NR                9.25          9/15/27           500             261,500
Republic of Venezuela, Global Bonds                     B2                9.25          9/15/27           500             287,500
                                                                                                                       ----------
Total foreign government obligations
    (cost $5,275,155)                                                                                                   4,446,802

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------
COMMON STOCKS*--0.3%                                                                                   SHARES

Fitzgeralds Gaming Corp.                                    --            --            --             10,000             220,000
Sinking Fund Holding Group                                  --            --            --              4,070               8,140
                                                                                                                       ----------
Total common stocks (cost $320,000)                                                                                       228,140

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------
PREFERRED STOCKS--5.4%

Concentric Network Corp.                                NR               13.75          --                690             603,750
Fairfield Mfg., Inc., Exchangeable, PIK                 NR               11.25          --              1,000             960,000
Granite Broadcasting Corp.,
    Cumulative Exchangeable, PIK                        NR               12.75          --                372             376,036
IXC Communications, Inc.,
    Jr. Pfd. Exchangeable Ser.                          CCC+##           12.50          --             10,002             346,183

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------


See Notes to Financial Statements.

                                                                          F-8



PORTFOLIO OF INVESTMENTS AS OF SEPTEMBER 30, 1998
(UNAUDITED)                                                                THE HIGH YIELD PLUS FUND, INC.


------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

                                                          MOODY'S       INTEREST    EXPIRATION                           VALUE
DESCRIPTION                                                RATING         RATE         DATE            SHARES           (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------

PREFERRED STOCKS (CONT'D.)

Lady Luck Gaming Corp., Ser. A                          NR               11.50%         --              7,000    $        238,000

Sinking Fund Holdings Group, Inc., Exchangeable
    PIK                                                 NR               13.75%         --                110             792,000
Superior Nat'l. Cap. Tr.                                NR               12.25          --              1,135           1,112,300
                                                                                                                        ---------

Total preferred stocks (cost $4,882,179)                                                                                4,428,269

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------

WARRANTS*--0.1%                                                                                      WARRANTS
                                                                                                     --------
American Mobile Satellite Corp.                         NR                --             4/1/08           280               1,319
Benedek Communications Corp.                            NR                --             7/1/07         5,500              11,000
Concentric Network Corp.                                NR                --             1/1/09           255              22,950
MGC Communications, Inc.                                NR                --            10/1/20           500              24,000
                                                                                                                           ------
Total warrants (cost $17,500)                                                                                              59,269
                                                                                                                      -----------

Total long-term investments (cost $129,978,545)                                                                       110,770,512

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------

SHORT-TERM INVESTMENT--1.1%

------------------------------------------------------- ------------ ------------- ------------- -- ------------ -- --------------
                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
REPURCHASE AGREEMENT--1.1%                                                                            (000)
                                                                                                    ---------

Paribas Corp., dated 9/30/98, due in the amount
   of $904,139 (cost  $904,000;  collateralized
   by  $821,000  U.S.   Treasury  Notes  6.50%,
   8/15/05, approximate value including accrued
   interest $930,296)                                   NR                5.54         10/01/98  $        904           904,000
                                                                                                                    -----------

TOTAL INVESTMENTS--135.7%

(cost $130,882,545; Note 3)                                                                                         111,674,512
Other assets in excess of liabilities--(35.7)%                                                                      (29,363,304)

Net Assets--100%                                                                                                 $    82,311,208
                                                                                                                    ============
-------------------------------------------------------
          *       --Non-income-producing security.
         **       --Represents issuer in default on interest payments; non-income-producing security.
         ##       --S&P Equivalent to Moody's Rating.
          +       --US$ Denominated Foreign Bonds.
          @       --Consists of more than 1 class of securities traded together as a unit; generally bonds with attached stock or warrants.
        NR        --Not rated by Moody's or Standard & Poor's.
       PIK        --Payment in Kind.
     L.L.C.       --Limited Liability Corporation.
   L.L.L.P.       --Limited Liability Limited Partnership.
       L.P.       --Limited Partnership.

------------------------------------------------------------------------------------------------------------------- --------------


See Notes to Financial Statements.

                                                                         F-9




STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) THE HIGH YIELD PLUS FUND, INC.
================================================================================

ASSETS                                                        SEPTEMBER 30, 1998
                                                              ------------------

Investments, at value (cost $130,882,545) ...................    $111,674,512
Cash.........................................................             853
Interest and dividends receivable............................       3,330,341
Receivable for investments sold..............................       1,541,089
Other assets.................................................          45,250
                                                                  -----------
     Total assets............................................     116,592,045
                                                                  -----------

LIABILITIES

Loan payable (Note 4)........................................      32,000,000
Payable for investments purchased............................         987,090
Dividends payable............................................         825,190
Loan interest payable (Note 4)...............................         285,652
Accrued expenses.............................................         120,989
Advisory fee payable.........................................          33,670
Deferred directors' fees.....................................          14,658
Administration fee payable...................................          13,588
                                                                   ----------
     Total liabilities.......................................      34,280,837
                                                                   ----------

NET ASSETS...................................................     $82,311,208
                                                                  ===========

Net assets were comprised of:
     Common stock, at par....................................      $  113,674
     Paid-in capital in excess of par........................     104,313,386
                                                                  -----------
                                                                  104,427,060
     Undistributed net investment income.....................         647,061
     Accumulated net realized loss on investments............      (3,554,880)
     Net unrealized depreciation of investments..............     (19,208,033)
                                                                 -------------
     Net assets, September 30, 1998..........................    $ 82,311,208
                                                                 ============

Net asset value per share ($82,311,208 / 11,367,373
 shares of common stock issued and outstanding) .............    $       7.24
                                                                 ============

--------------------------------------------------------------- ----------------


See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.                                 THE HIGH YIELD PLUS FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)                            STATEMENT OF CASH FLOWS (UNAUDITED)

================================================================================================================================




                                              SIX MONTHS                                                          SIX MONTHS
                                                 ENDED                                                              ENDED
NET INVESTMENT INCOME                      SEPTEMBER 30, 1998       INCREASE (DECREASE) IN CASH               SEPTEMBER 30, 1998
                                           ------------------                                                 ------------------

Income                                                         Cash flows provided from operating activities
                                                                 Interest and dividends received
     Interest.......................          $   6,516,843      (excluding discount amortization of
                                                                  $670,630).................................  $    5,551,837

     Dividends......................                125,448         Operating expenses paid.................      (1,442,643)
                                              -------------
                                                  6,642,291         Loan interest and commitment fee paid...      (1,020,045)
                                              -------------
                                                                    Maturities of short-term portfolio
Expenses                                                               investments, net.....................        (904,000)
     Investment advisory fee........                247,864         Purchases of long-term portfolio
                                                                       investments..........................     (73,079,560)
     Administration fee.............                 99,146          Proceeds from disposition of long-term
                                                                        portfolio investments...............      70,972,193
     Custodian's fees and expenses..                 57,000         Deferred expenses and other assets......         (9,520)
                                                                                                              --------------
     Legal fees and expenses........                 35,000         Net cash provided from operating
                                                                        activities..........................          68,262
                                                                                                              --------------
     Reports to shareholders........                 22,000    Cash used for financing activities
     Transfer agent's fees and                                      Net increase in notes payable...........       2,000,000
         expenses...................                 19,000
     Insurance expense..............                 15,000        Cash dividends paid (excluding
                                                                   reinvestment of dividends of $156,275)...      (4,767,348)
                                                                                                              ---------------
     Audit fee and expenses.........                 13,500         Net cash used for financing activities..      (2,767,348)
                                                                                                              ---------------
     Listing fee....................                 10,000         Net decrease in cash....................      (2,699,086)
     Directors' fees and expenses...                  9,000         Cash at beginning of period.............       2,699,939
                                                                                                              --------------
     Miscellaneous..................                    938         Cash at end of period...................  $          853
                                              -------------                                                   ==============
          Total operating expenses..                528,448
     Loan interest expense (Note 4).                980,065    RECONCILIATION OF NET DECREASE IN NET ASSETS
                                              -------------    TO NET CASH PROVIDED FROM OPERATING ACTIVITIES
        Total expenses..............              1,508,513
                                              -------------

Net investment income...............              5,133,779    Net decrease in net assets resulting from
                                              -------------            operations..........................   $  (17,606,122)
                                                                                                              --------------
                                                               Increase in investments......................      (3,283,294)
REALIZED AND UNREALIZED                                        Net realized loss on investment transactions.         411,673
LOSS ON INVESTMENTS                                            Net change in unrealized depreciation of
                                                                   investments..............................      22,328,228
Net realized loss on investment                                Decrease in receivable for investments sold..       3,903,685
    transactions....................               (411,673)
Net change in unrealized depreciation                          Increase in interest and dividends receivable        (419,824)
    of investments..................            (22,328,229)
                                              --------------
Net loss on investments.............            (22,739,902)   Decrease in deferred expenses and other assets          9,520
                                              --------------
                                                               Decrease in payable for investments purchased      (5,497,749)
NET DECREASE IN NET ASSETS                                     Increase in accrued expenses and other
RESULTING FROM OPERATIONS...........          $(17,606,123)        liabilities..............................         222,145
                                              =============                                                   --------------
                                                                   Total adjustments....................          17,674,384
                                                                                                              --------------
                                                                   Net cash provided from operating
                                                                   activities............................... $       68,262
                                                                                                              ==============


--------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)                          THE HIGH YIELD PLUS FUND, INC.
======================================================= ============================================================

                                                              SIX MONTHS ENDED                  YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                            SEPTEMBER 30, 1998               MARCH 31, 1998
                                                             ------------------               --------------

Operations

     Net investment income.........................            $  5,133,779                   $  9,479,163

     Net realized gain (loss) on investment
        transactions...............................                (411,673)                     5,009,438

     Net change in unrealized appreciation/
        depreciation of investments................             (22,328,228)                     2,649,914
                                                              --------------                  ------------

     Net increase (decrease) in net assets
        resulting from operations..................             (17,606,122)                    17,138,515

Dividends from net investment income...............              (4,797,317)                    (9,479,163)

Distributions in excess of net investment income...                      --                        (19,779)

Value of Fund shares issued to shareholders
     in reinvestment  of dividends.................                 156,275                        876,479
                                                              -------------                   ------------

Total increase (decrease)..........................             (22,247,164)                     8,516,052

NET ASSETS

Beginning of period................................             104,558,372                     96,042,320
                                                                -----------                   ------------

End of period(a)...................................            $ 82,311,208                   $104,558,372
                                                               ============                   ============

------------
(a)  Includes undistributed net
     investment income of..........................           $     647,061                  $     310,599
                                                              -------------                  -------------

------------------------------------------------------- ------------------------------ -----------------------------


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)         THE HIGH YIELD PLUS FUND, INC.
================================================================================

The High Yield Plus Fund, Inc. (the "Fund") was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the "Investment Adviser"). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
NOTE 1.  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

CASH FLOW INFORMATION: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)         THE HIGH YIELD PLUS FUND, INC.
================================================================================

NOTE 2.  AGREEMENTS

The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the "Administrator"). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.


--------------------------------------------------------------------------------
NOTE 3.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the six months ended September 30, 1998, were $68,725,884 and $67,041,302, respectively.

During the six months ended September 30, 1998, the Fund entered into $533,688 of securities transactions on a principal basis with Prudential Securities Incorporated, an affiliate of the Administrator.

The federal income tax basis of the Fund's investments, as of September 30, 1998, was $130,882,544 and, accordingly, net unrealized depreciation for federal income tax purposes was $19,364,231 (gross unrealized appreciation - $751,829; gross unrealized depreciation - ($20,116,060)).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1998 of approximately $3,143,000 of which $1,337,000 expires in 2003 and $1,806,000 expires in 2004. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.


--------------------------------------------------------------------------------
NOTE 4.  BORROWINGS

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $35,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the six months ended September 30, 1998 was $32,000,000 at a weighted average interest rate of 6.37%. The maximum face amount of borrowings outstanding at any month-end during the six months ended September 30, 1998 was $32,000,000. The current borrowings of $32,000,000 (at a weighted average interest rate of 6.23%) mature throughout the period from October 8, 1998 to March 29, 1999.

The Fund has paid commitment fees at an annual rate of .09 of 1% on any unused portion of the credit facility. Commitment fees are included in "Loan Interest" as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

--------------------------------------------------------------------------------

NOTE 5.  CAPITAL

There are 100 million shares of $.01 par value common stock authorized. During the six months ended September 30, 1998 and the fiscal year ended March 31, 1998, the Fund issued 18,829 and 98,012 shares in connection with reinvestment of dividends, respectively.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)         THE HIGH YIELD PLUS FUND, INC.

NOTE 6.  DIVIDENDS

On August 7, 1998 the Board of Directors of the Fund declared dividends of $0.0725 per share payable on October 9, November 13 and December 11 to shareholders of record on September 30, October 30 and November 30, respectively.
































--------------------------------------------------------------------------------

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (unaudited)                                 THE HIGH YIELD PLUS FUND, INC.
==========================================================================================================================



                                          Six Months
                                             Ended
                                         September 30,                     Year Ended March 31,
                                                       -----------------------------------------------------
                                             1998         1998      1997       1996      1995       1994
                                             ----         ----      ----       ----      ----       ----

PER SHARE OPERATING PERFORMANCE:
---------------------------------------
Net asset value, beginning of period     $  9.21        $  8.54    $  8.44    $  7.85   $  8.38    $  8.48
                                        --------       --------   --------   --------  --------   --------
---------------------------------------
INCOME FROM INVESTMENT OPERATIONS
---------------------------------------
Net investment income                       .45            .84        .82        .84       .87        .90
Net realized and unrealized gain
    (loss) on investments                 (2.00)           .67        .12        .59      (.54)      (.15)
                                        --------       --------   --------   --------  ---------      -----
   Total from investment operations       (1.55)          1.51        .94       1.43       .33        .75
                                        --------       --------   --------   --------  ---------      -----

---------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
---------------------------------------
Dividends from net investment income        (.42)          (.84)      (.82)      (.84)     (.86)      (.85)
Distributions in excess of net
    investment income                        .--            .--       (.02)       .--       .--        .--
                                         --------       --------   --------  --------- ---------   --------
   Total dividends                          (.42)          (.84)      (.84)      (.84)     (.86)      (.85)
                                         --------       --------   --------   --------  --------   --------
Net asset value, end of period(a)        $  7.24        $  9.21    $  8.54    $  8.44   $  7.85    $  8.38
                                         ========       ========   =======    =======   =======    =======
Market price per share, end of period(a) $  8.00        $  9.125   $  9.00    $  8.75   $  8.00    $  8.375
                                         ========       ========   =======    =======   =======    ========
---------------------------------------
TOTAL INVESTMENT RETURN(b):                (7.81)%        11.25%     13.38%     20.80%     6.33%      3.90%
                                           =======        ======     ======     ======    ======     ======
---------------------------------------
RATIO/SUPPLEMENTAL DATA:
---------------------------------------
Net assets, end of period (000 omitted)  $ 82,311       $104,558   $96,042    $94,091   $86,704    $91,698
Average net assets (000 omitted)         $106,099       $100,766   $95,946    $92,855   $87,734    $96,962
Ratio to average net assets:
  Expenses, before loan interest,
    commitment fees and nonrecurring
    expenses                             .99%(c)          1.07%      1.08%      1.01%     1.11%      1.12%
   Total expenses                       2.84%(c)          2.44%      2.32%      2.29%     2.71%      2.01%
   Net investment income                9.65%(c)          9.41%      9.63%     10.18%    10.90%     10.15%
Portfolio turnover rate                     54%            112%        60%        60%       47%       100%
Total debt outstanding at end of
   period (000 omitted)                 $32,000        $30,000    $18,000    $17,000   $19,000    $28,000
Asset coverage per $1,000 of debt
   outstanding                          $ 3,744        $ 4,485    $ 6,336    $ 6,535   $ 5,563    $ 4,275
---------------------------------------

(a) NAV and market value are published in THE WALL STREET JOURNAL Each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
(c)  Annualized.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the period indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

SUPPLEMENTAL PROXY INFORMATION (UNAUDITED) THE HIGH YIELD PLUS FUND, INC.
================================================================================

The annual meeting of shareholders of The High Yield Plus Fund, Inc. was held on August 27, 1998 at the offices of Prudential Investments Fund Management LLC, 751 Broad Street, Newark, New Jersey. The meeting was held for the following purposes:

(1) To elect the following director to serve as follows:

     DIRECTOR              CLASS                   TERM             EXPIRING
     --------              -----                   ----             --------
 Eugene C. Dorsey            1                   3 years              2001

Directors whose term of office continued beyond this meeting are Douglas H. McCorkindale and Thomas T. Mooney.

(2)  To  ratify  the   selection  of   PricewaterhouseCoopers   LLP  as
independent public accountants for the year ending March 31, 1999.

The results of the proxy solicitation on the above matters were as follows:

           DIRECTOR/AUDITOR                     VOTES FOR      VOTES AGAINST     VOTES WITHHELD     ABSTENTIONS

(1)      Eugene C. Dorsey                       9,535,054           ---             146,875             ---
(2)      PricewaterhouseCoopers LLP             9,578,622          28,736             ---              74,571























--------------------------------------------------------------------------------

OTHER INFORMATION (UNAUDITED)                     THE HIGH YIELD PLUS FUND, INC.
================================================================================


DIVIDEND REINVESTMENT PLAN. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P. O. Box 8200, Boston, MA 02266-8200.

















--------------------------------------------------------------------------------




Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================


                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS--125.4%
CORPORATE BONDS--113.8%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--3.6%

Argo-Tech Corp., Sr. Sub. Notes                  B3                8.625%    10/01/07        $1,500         $  1,533,750
K&F Industries, Inc., Sr. Sub. Notes, Ser. B     B3                9.25      10/15/07           750              783,750
Moog, Inc., Sr. Sub. Notes, Ser. B               B2               10.00       5/01/06         1,340            1,450,550
                                                                                                             -----------
                                                                                                               3,768,050
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--4.1%

Accuride Corp., Sr. Sub. Notes                   B2                9.25       2/01/08           450              447,750
Federal-Mogul Corp., Sr. Notes                   Ba2               8.80       4/15/07           500              524,770
Johnstown America Industries, Inc., Sr.          B3               11.75       8/15/05         1,500            1,676,250
   Sub. Notes
Key Plastics, Inc., Sr. Sub. Notes, Ser. B       B3               10.25       3/15/07           750              796,875
LDM Technologies, Inc., Sr. Sub. Notes, Ser. B   B3               10.75       1/15/07           750              817,500
                                                                                                              ----------
                                                                                                               4,263,145
------------------------------------------------------------------------------------------------------------------------------------
BASIC INDUSTRIES-MANUFACTURING--6.3%

Clark-Schwebel Inc., Sr. Notes, Ser. B           B2               10.50       4/15/06           465              520,800
Gaylord Container Corp., Sr. Notes               B3                9.375      6/15/07         1,000            1,000,000
Great Lakes Carbon Corp., Sr. Sec. Notes         Ba3              10.00       1/01/06         1,000            1,095,000
International Wire Group, Inc., Sr. Sub. Notes   B3               11.75       6/01/05           750              832,500
Neenah Corp., Sr. Sub. Notes, Ser. B             B3               11.125      5/01/07           750              830,625
Roller Bearing Co. Amer. Inc., Sr. Sub. Notes,
   Ser. B                                        B3                9.625      6/15/07           750              770,625
Thermadyne Holdings Corp., Sr. Notes             B1               10.25       5/01/02           750              780,000
UNICCO Service Co./UNICCO Fin. Corp.,
   Sr. Sub. Notes, Ser. B                        B3                9.875     10/15/07           750              768,750
                                                                                                              ----------
                                                                                                               6,598,300
------------------------------------------------------------------------------------------------------------------------------------
BUILDING & RELATED INDUSTRIES--0.8%

Amtrol Inc., Sr. Sub. Notes                      B3               10.625     12/31/06           500              518,750
Nortek Inc., Sr. Notes, Ser. B                   B1                9.25       3/15/07           350              364,000
                                                                                                               ---------
                                                                                                                 882,750
------------------------------------------------------------------------------------------------------------------------------------
CABLE--5.2%

Adelphia Communications Corp., Sr. Notes,
   Ser. B                                        B3                9.875      3/01/07           500              545,000
Century Communications Corp., Sr. Disc. Notes    Ba3               Zero       1/15/08         1,250              550,000
CSC Holdings, Inc., Sr. Deb., Ser. B             Ba2               8.125%     8/15/09           250              261,875
Diamond Cable Co., Sr. Disc. Notes, Zero
   Coupon (until 2/15/02) (United Kingdom)       B3               10.75       2/15/07         1,000+             707,500
Diamond Holdings, PLC, Sr. Notes
   (United Kingdom)                              B3                9.125      2/01/08           240+             246,600
Falcon Holding Group L.P., Sr. Deb.              B2                8.375      4/15/10           845              842,735
Frontiervision Holdings L.P., Sr. Disc. Notes,
   Zero Coupon (until 9/15/01)                   B##              11.875      9/15/07         1,500            1,166,250
Rifkin Acquisition Partners L.L.L.P., Sr. Sub.
  Notes                                          B3               11.125      1/15/06         1,000            1,110,000
                                                                                                             -----------
                                                                                                               5,429,960



------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 F-19






Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================

                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS--4.5%

Acetex Corp., Sr. Sec. Notes (Canada)            B1                9.75%     10/01/03        $  750+          $  776,250
Huntsman Corp., Sr. Sub. Notes, F.R.N.           B2                9.125      7/01/07           250              250,000
Laroche Industries, Inc., Sr. Sub. Notes         B3                9.50       9/15/07         1,000              987,500
PCI Chemicals Canada Inc., Sr. Sec. Notes,
  Ser. B (Canada)                                B2                9.25      10/15/07           250+             252,500
Pioneer Americas Acquisition Corp., Sr. Sec.
   Notes, Ser. B                                 B2                9.25       6/15/07           500              515,000
Sovereign Specialty Chemicals, Sr. Sub. Notes    B3                9.50       8/01/07         1,000            1,055,000
Terra Industries, Inc., Sr. Notes                Ba3              10.50       6/15/05           250              275,000
Texas Petrochemicals Corp., Sr. Sub. Notes       B3               11.125      7/01/06           500              551,250
                                                                                                              ----------
                                                                                                               4,662,500
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS & SERVICES--1.5%

Chattem Inc., Sr. Sub. Notes                     B2                8.875      4/01/08           425              430,313
Muzak L.P., Muzak Capital, Sr. Notes             Ba3              10.00      10/01/03           500              522,500
Revlon Worldwide, Sr. Sec. Disc. Notes,
    Ser. B.                                      B3               Zero        3/15/01           750              573,750
                                                                                                               ---------
                                                                                                               1,526,563

------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--3.3%

BWay Corp., Sr. Sub. Notes, Ser. B               B2               10.25       4/15/07           750              825,000
Calmar Inc., Sr. Sub. Notes, Ser. B              B3               11.50       8/15/05           500              531,250
Silgan Holdings Inc.
   Sr. Sub. Deb.                                 B1                9.00       6/01/09         1,750            1,837,500
   Sub. Deb., PIK                                NR               13.25       7/15/06           200              226,289
                                                                                                              ----------
                                                                                                               3,420,039
------------------------------------------------------------------------------------------------------------------------------------
ENERGY & RELATED GOODS & SERVICES--11.0%

Abraxas Petroleum Corp., Sr. Notes, Ser. B       B2               11.50      11/01/04         1,500            1,545,000
Costilla Energy Inc.,
   Sr. Notes                                     B2               10.25      10/01/06           875              888,125
   Sr. Sub. Notes                                B2               10.25      10/01/06           375              380,625
Cross Timbers Oil Co., Sr. Sub. Notes, Ser. B    B2                9.25       4/01/07         1,250            1,296,875
Kelley Oil And Gas Corp., Sr. Sub. Notes,
   Ser. B                                        B3               10.375     10/15/06           500              517,500
Petroleos Mexicanos, Global Gtd. Notes
  (Mexico)                                       Ba2               8.85       9/15/07         1,500+           1,511,250
Plains Resources, Inc., Sr. Sub. Notes           B2               10.25       3/15/06         1,500            1,612,500
Pride Petroleum Services, Inc., Sr. Notes        Ba3               9.375      5/01/07           315              337,050
RAM Energy, Inc., Sr. Notes                      B3               11.50       2/15/08         1,750            1,741,250
Tatneft Finance, Gtd. Bonds (Russia)             Ba3               9.00      10/29/02           750+             682,500
Transportadora de Gas del Sur, S.A., Notes
   (Argentina)                                   Ba3              10.25       4/25/01           250+             260,937
Wainoco Oil Corp., Sr. Notes                     B1                9.125      2/15/06           750              753,750
                                                                                                             -----------
                                                                                                              11,527,362





------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 F-20





Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================

                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES--13.1%

Bangkok Bank Public Co., Deb. (Thailand)         Ba1               7.25%      9/15/05      $  1,000+         $   878,300
Chevy Chase Svgs. Bank, F.S.B., Sub. Deb.        B1                9.25      12/01/08           500              522,500
Emergent Group Inc., Sr. Notes, Ser. B           B3               10.75       9/15/04         1,000              942,500
First Nationwide Holdings, Inc., Sr. Notes       B3               12.50       4/15/03           750              855,000
FirstFed Financial Corp., Notes                  B2               11.75      10/01/04           500              540,000
Guangdong Enterprises Hldgs., Ltd. (China),
   Sr. Notes                                     Baa3              8.875      5/22/07           250+             224,182
   Sr. Notes                                     Baa3              8.875      5/22/07           900+             806,625
Hawthorne Financial Corp., Notes                 NR               12.50      12/31/04         1,250            1,284,375
Olympic Financial Ltd., Sr. Notes                B2               11.50       3/15/07         1,500@           1,477,500
Resource America, Inc., Sr. Notes                Caa              12.00       8/01/04         1,500            1,593,750
Southern Pacific Funding Corp., Sr. Notes        B3               11.50      11/01/04           350              346,500
Superior Nat'l. Cap. Trust I                     B1               10.75       12/1/17         1,135            1,205,938
Thai Farmers Bank Ltd., Sub. Notes
  (Thailand)                                     Bal               8.25       8/21/16         1,500+           1,288,650
Unibanco-Uniao de Bancos Brasileiros S.A.,
  Unsub. Notes (Brazil)                          B1                8.00       3/06/00           250+             245,000
Western Financial Svgs. Bank, F.S.B.,
  Sub. Cap. Deb.                                 B1                8.875      8/01/07         1,500            1,440,000
                                                                                                             -----------
                                                                                                              13,650,820
------------------------------------------------------------------------------------------------------------------------------------
FOOD & LODGING--3.9%

Aurora Foods Inc., Sr. Sub. Notes, Ser. D        B3                9.875      2/15/07           230              247,250
Capstar Hotel Co., Sr. Sub. Notes                B1                8.75       8/15/07           500              517,500
Del Monte Foods Co., Sr. Disc. Notes, Zero
  Coupon (until 12/15/02)                        Caa              12.50      12/15/07         1,400              924,000
Eagle Family Foods Inc., Sr. Sub. Notes          B3                8.75       1/15/08           350              350,000
John Q. Hammons Hotels, First Mtge. Bonds        B1                8.875      2/15/04         2,070            2,095,875
                                                                                                              ----------
                                                                                                               4,134,625
------------------------------------------------------------------------------------------------------------------------------------
GAMING--3.5%

Argosy Gaming Co., First Mtge. Notes             B2               13.25       6/01/04           500              557,500
Fitzgeralds Gaming Corp., Sr. Sec. Notes         B3               12.25      12/15/04         1,000            1,020,000
Hollywood Casino Corp., Sr. Sec. Notes           B2               12.75      11/01/03         1,000            1,105,000
Lady Luck Gaming Corp., First Mtge. Notes        B2               11.875      3/01/01         1,000            1,030,000
                                                                                                             -----------
                                                                                                               3,712,500
------------------------------------------------------------------------------------------------------------------------------------
GROCERY STORES--1.6%

Homeland Stores, Inc., Sr. Sub. Notes            NR               10.00       8/01/03         1,000              940,000
Pathmark Stores, Inc., Sub. Notes                Caa              11.625      6/15/02           750              744,375
                                                                                                              ----------
                                                                                                               1,684,375
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--4.3%

Columbia/HCA Healthcare Corp., Notes             Ba2               7.25       5/20/08         1,000              947,280
Owens & Minor Inc., Sr. Sub. Notes               B1               10.875      6/01/06         1,000            1,117,000
Pharmerica Inc., Sr. Sub. Notes                  B2                8.375      4/01/08           625              628,125
Universal Hospital Svcs., Sr. Notes              B3               10.25       3/01/08         1,750            1,798,125
                                                                                                             -----------
                                                                                                               4,490,530



------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements

                                                                 F-21



Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================

                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------

HOME BUILDER & REAL ESTATE--2.9%

BF Saul Real Estate Investment Trust,
  Sr. Sec. Notes                                 B##               9.75%      4/01/08       $   500          $   503,750
Kaufman & Broad Home Corp., Sr. Sub. Notes       Ba3               9.625     11/15/06           500              532,500
Presley Companies, Sr. Notes                     B3               12.50       7/01/01         1,000              960,000
Standard Pacific Corp., Sr. Notes                Ba2               8.50       6/15/07           750              765,000
Toll Corp., Sr. Sub. Notes                       Ba3               7.75       9/15/07           250              250,625
                                                                                                              ----------
                                                                                                               3,011,875
------------------------------------------------------------------------------------------------------------------------------------
MEDIA & COMMUNICATIONS--9.5%

Allbritton Communications Co., Sr. Sub. Notes    B3                8.875      2/01/08           350              353,500
Big Flower Press Holdings Inc., Sr. Sub. Notes   B2                8.875      7/01/07           500              510,000
Chancellor Media Corp., Sr. Sub. Notes           B2                9.375     10/01/04           500              530,000
Echostar DBS Corp., Sr. Sec. Notes               Caa              12.50       7/01/02           900            1,019,250
Fox/Liberty Networks L.L.C., Sr. Disc. Notes,
  Zero Coupon (until 8/15/02)                    B1                9.75       8/15/07         1,500            1,020,000
Globo Comunicacoes e Participacoes S.A.,
  Notes (Brazil)                                 B1               10.50      12/20/06         1,250+           1,270,312
Innova S de R.L., Sr. Notes (Mexico)             B2               12.875      4/01/07         1,000+           1,067,500
Jacor Communications, Inc.
  Sr. Sub. Notes                                 B2                9.75      12/15/06           250              273,750
  Sr. Sub. Notes                                 B2                8.00       2/15/10           270              271,688
JCAC, Inc., Sr. Sub. Notes                       B2               10.125      6/15/06           250              274,375
Liberty Group Publishing Inc., Sr. Disc. Notes,
  Zero Coupon (until 2/1/03)                     Caa              11.625      2/01/09           415              254,188
Net Sat Servicos Ltda., Sr. Sec. Notes (Brazil)  B2               12.75       8/05/04           285+             292,125
Sullivan Graphics Inc., Sr. Sub. Notes           Caa              12.75       8/01/05         1,000            1,057,500
Tevecap S.A., Sr. Notes (Brazil)                 B2               12.625     11/26/04         1,250+           1,265,625
TV Azteca S.A. de CV, Gtd. Sr. Notes (Brazil)    Ba3              10.50       2/15/07           500+             532,500
                                                                                                             -----------
                                                                                                               9,992,313
------------------------------------------------------------------------------------------------------------------------------------
METALS--4.8%

Acindar Industria Argentina de Aceros S.A.,
  Notes (Argentina)                              B2               11.25       2/15/04           750+             795,000
AK Steel Corp., Sr. Notes                        Ba2               9.125     12/15/06           500              535,625
Armco, Inc., Sr. Notes                           B2                9.00       9/15/07           250              260,625
Companhia Vale do Rio Doce, Notes (Brazil)       NR               10.00       4/02/04           750+             768,750
CSN Iron S.A., Gtd. Notes (Brazil)               B1                9.125      6/01/07         1,250+           1,170,313
GS Technologies Operating Co., Inc., Sr. Notes   B2               12.25      10/01/05           350              393,750
Weirton Steel Corp., Sr. Notes                   B2               11.375      7/01/04         1,000            1,082,500
                                                                                                             -----------
                                                                                                               5,006,563
------------------------------------------------------------------------------------------------------------------------------------
PAPER & PACKAGING--11.1%

APP Int'l. Finance Co., Sec. Notes (Indonesia)   Caa              11.75      10/01/05           750+             720,000
Aracruz Celulose S.A., (Brazil),
  Notes                                          B1               10.375      1/31/02         1,035+           1,068,637
  Notes                                          B1               10.375      1/31/02           715+             738,238
Bahia Sul Celulose S.A., Notes (Brazil)          NR               10.625      7/10/04           500+             497,500
Container Corp. of America,
  Sr. Notes                                      B1                9.75       4/01/03         1,000            1,075,000
  Sr. Notes, Ser. B                              B1               10.75       5/01/02         1,000            1,100,000
Doman Industries Ltd., Sr. Notes (Canada)        B1                8.75       3/15/04           750+             747,187
Fonda Group Inc., Sr. Sub. Notes, Ser. B         B3                9.50       3/01/07           750              735,000




------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                               F-22


Portfolio of Investments as of March 31, 1998                    THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================
                                                 MOODY'S                                    PRINCIPAL
DESCRIPTION                                      RATING          INTEREST     MATURITY         AMOUNT              VALUE
                                               (UNAUDITED)         RATE         DATE            (000)             (NOTE 1)
------------------------------------------------------- ------------- ------------- ------------ --------------- -----------------
PAPER & PACKAGING (CONT'D.)

Grupo Industrial Durango, S.A. de C.V., Notes    B1               12.625%     8/01/03       $   350           $  397,688
Klabin Fabricadora de Papel e Celulose S.A.,
   Gtd. Notes (Brazil)                           NR               11.00       8/12/04         1,000+           1,006,250
Pindo Deli Finance Mauritius Ltd., Gtd. Sr.
  Notes (Indonesia)                              Caa              10.75      10/01/07         1,250+           1,012,500
Repap New Brunswick, Inc., Sr. Sec. Notes
  (Canada)                                       Caa              10.625      4/15/05         1,500+           1,515,000
S.D. Warren Co., Sr. Sub. Notes, Ser. B          B1               12.00      12/15/04           350              390,250
Tembec Finance Corp., Sr. Notes (Canada)         B1                9.875      9/30/05           500+             530,000
                                                                                                             -----------
                                                                                                              11,533,250
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--4.6%

Advanced Micro Devices, Inc., Sr. Sec. Notes     Ba1              11.00       8/01/03           750              804,375
Concentric Network Corp., Notes                  NR               12.75      12/15/07           255@             300,900
DecisionOne Corp., Sr. Sub. Notes                B3                9.75       8/01/07           500              487,500
DecisionOne Holdings Corp., Sr. Disc. Deb.,
  Zero Coupon (until 8/1/02)                     Caa              11.50       8/01/08         1,000@             600,000
Fairchild Semiconductor Corp., Sr. Sub. Notes    B2               10.125      3/15/07           500              522,500
Pierce Leahy Corp., Sr. Sub. Notes               B3                9.125      7/15/07           500              525,000
Unisys Corp., Sr. Notes, Ser. B                  B1               12.00       4/15/03           500              565,000
Verio Inc., Sr. Notes                            NR               10.375      4/01/05           960              998,400
                                                                                                             -----------
                                                                                                               4,803,675
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--12.6%

Advanced Radio Telecom Corp., Sr. Notes          Caa##            14.00       2/15/07           850              935,000
American Communications Services, Sr. Disc.
  Notes, Zero Coupon (until 4/1/01)              NR               12.75       4/01/06           750              596,250
American Mobile Satellite Corp., Notes           NR               12.25       4/01/08           280@             290,500
BTI Telecom Corp., Sr. Notes                     B2               10.50       9/15/07           890              927,825
Clearnet Communications, Inc., Sr. Disc. Notes,
  Zero Coupon (until 12/15/00) (Canada)          B3               14.75      12/15/05           750+             620,625
GST Telecommunications, Inc., Sr. Sub. Notes,
  Zero Coupon (until 11/15/02)                   NR               12.75      11/15/07           635              768,350
Hyperion Telecommunications Inc.,
  Sr. Disc. Notes, Zero Coupon (until 4/15/01)   B3               13.00       4/15/03           350              269,500
  Sr. Sec. Notes, Ser. B                         B3               12.25       9/01/04           715              807,950
Intermedia Communications Inc.,
  Sr. Notes                                      B2                8.50       1/15/08           150              157,125
  Sr. Notes, Ser. B                              B2                8.875     11/01/07           350              371,875
Iridium L.L.C./Iridium Capital Corp., Sr.
Notes, Ser. C                                    B3               11.25       7/15/05         1,000            1,061,250
ITC Deltacom Inc., Sr. Notes                     B2                8.875      3/01/08           700              710,500
Korea Telecom (South Korea),
  Notes                                          Ba1               7.50       6/01/06           500+             438,675
  Notes                                          Ba1               7.625      4/15/07         1,000+             878,690
McLeodUSA Inc.,
  Sr. Notes                                      B2                9.25       7/15/07           500              535,000
  Sr. Notes                                      B2                8.375      3/15/08           140              145,250
MGC Communications Inc., Sr. Sec. Notes,
  Ser. B                                         Caa              13.00      10/01/04           500              517,500
MobileMedia Communications, Inc., Sr.
  Sub. Notes                                     C                 9.375     11/01/07         2,000**            230,000

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 F-23


Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================

                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (CONT'D.)

Philippine Long Dist. Tel. Co., Notes
  (The Philippines)                              Ba2               7.85%      3/06/07         $1,750+         $1,631,875
Winstar Communications, Inc., Sr. Disc. Notes,
  Zero Coupon (until 10/15/00)                   NR               14.00      10/15/05         1,500            1,260,000
                                                                                                              ------------
                                                                                                              13,153,740
------------------------------------------------------------------------------------------------------------------------------------
TEXTILES--0.2%

Polysindo Int'l. Finance Co., Notes
  (Indonesia)                                    Caa              11.375      6/15/06           350+             234,500
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%

MRS Logistica S.A., Notes (Brazil)               B1##             10.625      8/15/05           500+             490,000
Valujet Inc., Sr. Notes                          B3               10.25       4/15/01           500              475,000
                                                                                                              ----------
                                                                                                                 965,000
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.5%

Inversora Electrica de Buenos Aires S.A., Sr.
  Notes, Ser. B (Argentina)                      Bal##             9.00       9/16/04           500+            496,250
                                                                                                             -----------
Total corporate bonds (cost $116,837,701)                                                                    118,948,685
-----------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS+--7.2%

Republic of Argentina,
  Global Bonds                                   Ba3              11.00      10/09/06         1,750            1,946,875
  Global Bonds                                   Ba3               8.375     12/20/03           500              497,500
  Global Bonds                                   Ba3              11.375      1/30/17           500              565,625
Republic of Brazil, Ser. C                       B1                4.50       4/15/14         2,317            1,949,477
Republic of Columbia, Global Bonds               Baa3              8.375      2/15/27         1,750            1,620,605
Republic of Venezuela, Bonds                     Ba2               9.25       9/15/27         1,000              907,500
                                                                                                             -----------
Total foreign government obligations                                                                           7,487,582
   (cost $6,786,157)

------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 F-24

Portfolio of Investments as of March 31, 1998                                               THE HIGH YIELD PLUS FUND, INC.
====================================================================================================================================

                                                   MOODY'S                                 PRINCIPAL
                                                    RATING       INTEREST     MATURITY       AMOUNT           VALUE
DESCRIPTION                                      (UNAUDITED)       RATE         DATE         (000)           (NOTE 1)
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS--4.4%

Chevy Chase Capital Corp., Noncumulative
  Exchangeable, Ser. A                           B1               10.375%          --        10,000         $    536,250
Fairfield Mfg. Inc., Cumulative Exchangeable,
  PIK                                            B3               11.25            --         1,000            1,045,000
Fitzgeralds Gaming Corp., Cumulative
  Redeemable                                     Ca               15.00            --        10,000@             340,000
Granite Broadcasting Corp., Cumulative
  Exchangeable, PIK                              B1##             12.75            --           566              647,820
IXC Communications Inc., Jr. Conv., PIK          NR               12.50            --           670              817,782
Lady Luck Gaming Corp., Ser. A                   NR               11.50            --         7,000              273,000
SF Holdings Group Inc., Exchangeable, PIK        NR               13.75            --           110@           1,006,500
                                                                                                           -------------
Total preferred stocks (cost $4,369,565)                                                                       4,666,352
------------------------------------------------------------------------------------------------------------------------------------
WARRANTS*                                                                                  WARRANTS
                                                                                           --------
Benedek Communications Corp.
  (cost $0; acquired 10/17/96)                   NR                --          7/1/07         5,500               11,000
MGC Communications, Inc.                         NR                --         10/1/20           500               17,500
                                                                                                            ------------
Total warrants (cost $17,500)                                                                                     28,500





TOTAL INVESTMENTS--125.4%

  (cost $128,010,923; Note 3)                                                                                 131,131,119
Liabilities in excess of other assets--(25.4)%                                                                (26,572,747)
                                                                                                             ------------
Net Assets--100%                                                                                             $104,558,372
                                                                                                             ============
--------------

    *    --Non-income-producing security.
   **    --Represents issuer in default on interest payments; non-income-producing security.
   ##    --S&P Equivalent to Moody's Rating.
    +    --US$ Denominated Foreign Bonds.
    @    --Consists of more than 1 class of securities traded together as a unit; generally bonds with attached stock or warrants.
   NR    --Not rated by Moody's or Standard & Poor's.
   PIK   --Payment in Kind.
L.L.C.   --Limited Liability Corporation.
L.L.L.P. --Limited Liability Limited Partnership.
    L.P. --Limited Partnership.
  F.R.N. --Floating Rate Note.





------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                 F-25


STATEMENT OF ASSETS AND LIABILITIES                                                           THE HIGH YIELD PLUS FUND, INC.

====================================================================================================================================

ASSETS                                                                                              MARCH 31, 1998
                                                                                                    --------------
Investments, at value (cost $128,010,923).................................................            $131,131,119
Cash......................................................................................               2,699,939
Receivable for investments sold ..........................................................               5,444,774
Interest and dividends receivable.........................................................               2,910,517
Other assets..............................................................................                  54,770
                                                                                                     -------------
     Total assets.........................................................................             142,241,119
                                                                                                     -------------
LIABILITIES
Loan payable (Note 4).....................................................................              30,000,000
Payable for investments purchased.........................................................               6,484,839
Dividends payable.........................................................................                 795,221
Loan interest payable (Note 4)............................................................                 245,672
Accrued expenses..........................................................................                  83,301
Advisory fee payable......................................................................                  44,190
Administration fee payable................................................................                  17,676
Deferred directors' fees..................................................................                  11,848

     Total liabilities....................................................................              37,682,747
                                                                                                     -------------

NET ASSETS................................................................................            $104,558,372
                                                                                                      ============


Net assets were comprised of:
     Common stock, at par.................................................................              $  113,485
     Paid-in capital in excess of par.....................................................             104,157,299
                                                                                                    --------------
                                                                                                       104,270,784
     Undistributed net investment income..................................................                 310,599
     Accumulated net realized loss on investments.........................................              (3,143,207)
     Net unrealized appreciation of investments...........................................               3,120,196
                                                                                                     -------------
     Net assets, March 31, 1998...........................................................            $104,558,372
                                                                                                     =============
Net asset value per share ($104,558,372 / 11,348,544 shares of common stock issued and                       $9.21
outstanding)                                                                                                 =====


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.


                                      F-26

THE HIGH YIELD PLUS FUND, INC.
STATEMENT OF OPERATIONS

================================================================================
+

NET INVESTMENT INCOME                                         YEAR ENDED
                                                            MARCH 31, 1998
                                                            --------------

Income
     Interest........................................                $11,712,150
     Dividends.......................................                    225,226
                                                                    ------------
                                                                      11,937,376
                                                                    ------------
Expenses
     Investment advisory fee..........................                   505,151
     Administration fee...............................                   202,061
     Custodian's fees and expenses....................                   106,000
     Legal fees and expenses..........................                    75,000
     Reports to shareholders..........................                    57,000
     Transfer agent's fees and expenses...............                    39,000
     Audit fee........................................                    27,000
     Insurance expense................................                    25,000
     Listing fee......................................                    25,000
     Directors' fees and expenses.....................                    12,000
     Miscellaneous....................................                    10,650
                                                                    ------------
        Total operating expenses .....................                 1,083,862
     Loan interest expense (Note 4)...................                 1,374,351
                                                                    ------------
        Total expenses................................                 2,458,213
                                                                    ------------
Net investment income.................................                 9,479,163
                                                                    ------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain on investment transactions..........                 5,009,438
Net change in unrealized appreciation of investments..                 2,649,914
                                                                    ------------
Net gain on investments...............................                 7,659,352
                                                                    ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.............................              $ 17,138,515
                                                                    ============



--------------------------------------------------------------------------------
See Notes to Financial Statements.

THE HIGH YIELD PLUS FUND, INC.
STATEMENT OF CASH FLOWS

=====================================================================================================================

INCREASE (DECREASE) IN CASH                                                                         YEAR ENDED
                                                                                                  MARCH 31, 1998
                                                                                                  --------------
Cash flows used for operating activities
     Interest and dividends received (excluding discount amortization of $615,950)........           $ 11,106,041
     Operating expenses paid..............................................................               (823,577)
     Loan interest and commitment fee paid................................................             (1,515,806)
     Maturities of short-term portfolio investments, net..................................              1,350,000
     Purchases of long-term portfolio investments.........................................           (139,142,949)
     Proceeds from disposition of long-term portfolio investments.........................            128,334,987
     Deferred expenses and other assets...................................................                  5,678
                                                                                                     ------------
     Net cash used for operating activities...............................................               (685,626)
                                                                                                     ------------
Cash provided from financing activities
     Net increase in notes payable........................................................             12,000,000
     Cash dividends paid (excluding reinvestment of dividends of $876,479)................             (8,614,779)
                                                                                                     ------------
     Net cash provided from financing activities..........................................              3,385,221
                                                                                                     ------------
     Net increase in cash.................................................................              2,699,595
     Cash at beginning of year............................................................                    344
                                                                                                     ------------
     Cash at end of year..................................................................            $ 2,699,939
                                                                                                     ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
TO NET CASH USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations......................................            $17,138,515
                                                                                                      -----------
Increase in investments...................................................................            (10,955,944)
Net realized gain on investment transactions..............................................             (5,009,438)
Net change in unrealized appreciation of investments......................................             (2,649,914)
Increase in receivable for investments sold...............................................             (4,484,405)
Increase in interest and dividends receivable.............................................               (215,385)
Decrease in deferred expenses and other assets............................................                  5,678
Increase in payable for investments purchased.............................................              5,366,437
Increase in accrued expenses and other liabilities........................................                118,830
                                                                                                      -----------
     Total adjustments....................................................................           ( 17,824,141)
                                                                                                      -----------
     Net cash used for operating activities....................................................        $ (685,626)
                                                                                                      ===========



------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.


                                                                F-28

THE HIGH YIELD PLUS FUND, INC.


STATEMENT OF CHANGES IN NET ASSETS

====================================================================================================================================
INCREASE (DECREASE)                                                                        YEAR ENDED MARCH 31,
IN NET ASSETS                                                                       ---------------------------------
                                                                                          1998              1997
                                                                                          ----              ----

Operations
     Net investment income.............................................................$9,479,163      $ 9,238,631
     Net realized gain on investment transactions.......................................5,009,438        2,559,619
     Net change in unrealized appreciation/depreciation
       of investments...................................................................2,649,914       (1,353,218)
                                                                                        ---------      ------------
     Net increase in net assets resulting from operations..............................17,138,515       10,445,032
Dividends from net investment income...................................................(9,479,163)      (9,238,631)
Distributions in excess of net investment income......................................... (19,779)        (170,811)
Value of Fund shares issued to shareholders in reinvestment
     of dividends.......................................................................  876,479          915,455
                                                                                    -------------      -----------
Total increase..........................................................................8,516,052        1,951,045

NET ASSETS
Beginning of year......................................................................96,042,320       94,091,275

End of year..........................................................................$104,558,372      $96,042,320
                                                                                      ===========      ===========




------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                F-29


NOTES TO FINANCIAL STATEMENTS                     THE HIGH YIELD PLUS FUND, INC.
================================================================================

The High Yield Plus Fund, Inc. (the "Fund") was organized in Maryland on February 3, 1988, as a diversified, closed-end management investment company. The Fund had no transactions until April 4, 1988, when it sold 11,000 shares of common stock for $102,300 to Wellington Management Company, LLP (the "Investment Adviser"). Investment operations commenced on April 22, 1988. The Fund's primary objective is to provide a high level of current income to shareholders. The Fund seeks to achieve this objective through investment in publicly or privately offered high yield debt securities rated in the medium to lower categories by recognized rating services or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

NOTE 1.  ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the closing bid price or in the absence of such price, as determined in good faith by the Board of Directors of the Fund. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the closing bid price. Securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available are valued at the latest bid price.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

CASH FLOW INFORMATION: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Security transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements; stated coupon rate, original issue discount and market discount, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

TAXES. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS. The Fund expects to declare and pay dividends of net investment income monthly and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2.  AGREEMENTS

The Fund has agreements with the Investment Adviser and with Prudential Investments Fund Management LLC (the "Administrator"). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.

The investment advisory agreement provides for the Investment Adviser to receive a fee, computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly net assets. The administration agreement provides for the Administrator to receive a fee, computed weekly and payable monthly at an annual rate of .20% of the Fund's average weekly net assets.

NOTE 3.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 1998, were $144,503,792 and $132,812,163, respectively.

During the year ended March 31, 1998, the Fund entered into $1,716,750 of securities transactions on a principal basis with Prudential Securities Incorporated, an affiliate of the Administrator.

The cost basis of investments for federal income tax purposes is substantially the same as for financial reporting purposes and, accordingly, as of March 31, 1998, net unrealized appreciation for federal income tax purposes was $3,120,196 (gross unrealized appreciation - $5,238,705; gross unrealized depreciation - $2,118,509).

For federal income tax purposes, the Fund has a capital loss carryforward as of March 31, 1998 of approximately $3,143,000 of which $1,337,000 expires in 2003 and $1,806,000 expires in 2004. Such carryforward is after utilization of approximately $5,010,000 of net taxable gains realized and recognized during the year ended March 31, 1998. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

NOTE 4.  BORROWINGS

The Fund has a credit agreement with an unaffiliated lender. The maximum commitment under this agreement is $30,000,000. Interest on any such borrowings is based on market rates and is payable at maturity. The average daily balance outstanding during the year ended March 31, 1998 was $21,027,397 at a weighted average interest rate of 6.54%. The maximum face amount of borrowings outstanding at any month end during the year ended March 31, 1998 was $30,000,000. The current borrowings of $30,000,000 (at a weighted average interest rate of 6.28%) mature throughout the period from April 3, 1998 to September 28, 1998.

The Fund has paid commitment fees at an annual rate of .10 of 1% on any unused portion of the credit facility. Commitment fees are included in "Loan Interest" as reported on the Statement of Assets and Liabilities and on the Statement of Operations.

NOTE 5.  CAPITAL

There are 100 million shares of $.01 par value common stock authorized. During the fiscal years ended March 31, 1998 and 1997, the Fund issued 98,012 and 106,725 shares in connection with reinvestment of dividends, respectively.

NOTE 6.  DIVIDENDS

On February 11, 1998 the Board of Directors of the Fund declared dividends of $0.07 per share payable on April 9 and May 8, 1998 to shareholders of record on March 31 and April 30, 1998, respectively.


FINANCIAL HIGHLIGHTS                                          THE HIGH YIELD PLUS FUND, INC.
==========================================================================================================================

                                                                     Year Ended March 31,
                                              --------------------------------------------------------------------

                                                    1998          1997         1996          1995          1994
                                                    ----          ----         ----          ----          ----

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $8.54         $8.44        $7.85         $8.38         $8.48
                                                   -----         -----        -----         -----         -----
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                .84           .82          .84           .87           .90
Net realized and unrealized gain (loss) on
investments                                          .67           .12          .59         (.54)          (.15)
                                                   -----           ---        -----       -------         ------
   Total from investment operations                 1.51           .94         1.43          .33            .75
                                                    ----           ---         ----      ---------        -----

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income               (.84)         (.82)        (.84)         (.86)         (.85)
Distributions in excess of net investment
income                                              .--          (.02)         .--           .--           .--
                                                 --------     --------     ---------     ---------     -------
   Total dividends                                 (.84)          (.84)       (.84)         (.86)         (.85)
                                                 --------     --------     --------      --------      --------
Net asset value, end of year(a)                   $9.21          $8.54        $8.44         $7.85        $8.38
                                                  ======         =====        =====         =====        =====
Market price per share, end of year(a)            $9.125         $9.00        $8.75         $8.00        $8.375
                                                  ======         =====        =====         =====        ======
TOTAL INVESTMENT RETURN(b)                        11.25%        13.38%       20.80%         6.33%         3.90%
                                                  ======        ======       ======        ======         =====
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)            $104,558      $96,042      $94,091       $86,704       $91,698
Average net assets (000 omitted)                 $100,766      $95,946      $92,855       $87,734       $96,962
Ratio to average net assets:
   Expenses, before loan interest,
   commitment fees and nonrecurring expenses       1.07%         1.08%        1.01%         1.11%         1.12%
   Total expenses                                  2.44%         2.32%        2.29%         2.71%         2.01%
   Net investment income                           9.41%         9.63%       10.18%        10.90%        10.15%
Portfolio turnover rate                             112%           60%          60%           47%          100%
Total debt outstanding at end of year
   (000 omitted)                                 $30,000       $18,000      $17,000       $19,000       $28,000
Asset coverage per $1,000 of debt
outstanding                                       $4,485        $6,336       $6,535        $5,563        $4,275

------------------------------
(a) NAV and market value are published in THE WALL STREET JOURNAL each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS                 THE HIGH YIELD PLUS FUND, INC.
================================================================================



To the Board of Directors and Shareholders of The High Yield Plus Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Plus Fund, Inc. (the "Fund") at March 31, 1998, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the three years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
May 14, 1998

FEDERAL INCOME TAX INFORMATION (UNAUDITED)        THE HIGH YIELD PLUS FUND, INC.
================================================================================

We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 1998) that 2.23% of the dividends paid in the fiscal year ended March 31, 1998 qualified for the corporate dividends received deduction available to corporate taxpayers.



OTHER INFORMATION (UNAUDITED)                     THE HIGH YIELD PLUS FUND, INC.
================================================================================

DIVIDEND REINVESTMENT PLAN. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If net asset value exceeds the market price of Shares on the valuation date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

INVESTMENT POLICIES. Based on the evolution of the high yield market over the past several years, the Fund has adopted certain non-fundamental changes to its investment policies. The Fund may invest up to 25% of its total assets in securities that are restricted as to disposition under the federal securities laws or otherwise not readily marketable. Given the dramatic increase in the number of securities issued under Rule 144A of the Securities Act of 1933, securities eligible for resale but are otherwise liquid are no longer subject to this limitation. In addition, given recent developments in the high yield market, the Fund amended its investment policy regarding investment in foreign securities to allow the Fund to invest up to 20% of its total assets in non-U.S. dollar denominated high yield foreign debt securities.

                                   APPENDIX A


                             DESCRIPTION OF RATINGS
                            MOODY'S INVESTORS SERVICE


LONG-TERM RATINGS

Aaa              Bonds which are rated Aaa are judged to be of the best quality.
                 They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are Baa rated are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2 and 3 in each generic range classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher


SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.

Among the obligations covered are commercial paper, Eurocommercial paper, bank deposits, bankers' acceptances and obligations to deliver foreign exchange. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will- normally be evidenced by many of the characteristics cited above but to a lesser degree.

Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Stock Ratings

Preferred stock rating symbols and their definitions are as follows:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa"
                  classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note Moody's applies numerical modifiers 1, 2 and 3 in each rating classification. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                          STANDARD & POOR'S CORPORATION

LONG-TERM ISSUE CREDIT RATINGS

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment is EXTREMELY STRONG.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories. However, the obligor's capacity to meet its financial commitment is still STRONG.

BBB An obligation rated `BBB' exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

Obligations rated `BB', `B', `CCC', `CC' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated `B' is MORE VULNERABLE to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated `CCC' is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment.

CC An obligation rated `CC' is CURRENTLY HIGHLY VULNERABLE to nonpayment.

C The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-)

The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

SHORT-TERM ISSUE CREDIT RATINGS

A-1 A short-term obligation rated `A-l' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

DUAL RATING DEFINITIONS

Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addressed only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-I +). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, SP-l +/A-l +).

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-l") or if the nominal maturity is short, a rating of "SP-l +/AAA" is assigned.

MUNICIPAL NOTES

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     - Amortization schedule (the longer the final maturity relative to other maturities the more likely it will be treated as a note).

     - Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1             Very strong or strong  capacity to pay  principal and interest.
                 Those  issues   determined  to  possess   overwhelming   safety
                 characteristics will be given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3             Speculative capacity to pay principal and interest.

PREFERRED STOCK

A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

The preferred stock ratings are based on the following considerations:

l. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2. Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA              A  preferred   stock  issue  rated  `AA'  also  qualifies  as  a
                high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated `AAA ` .

A An issue rated `A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated `BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category than for issues in the `A' category.

BB, B           Preferred  stock  rated  `BB',  `B', or  `CCC' is  regarded,  on
CCC             balance,  as  predominantly  speculative  with   respect  to the
                issuer's  capacity  to pay preferred stock obligations.

                `BB' indicates the lowest degree of speculation and `CCC' the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating `CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

C               A preferred stock rated `C' is a non-paying issue.

D A preferred stock rated `D' is a non-paying issue with the issuer in default on debt instruments.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Plus (+) or  Minus (-)

To provide more detailed indications of preferred stock quality, the ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                   APPENDIX B


          CHARACTERISTICS OF OPTIONS ON SECURITIES AND ASSOCIATED RISKS

         The writer of an option receives a premium which it retains whether or not the option is exercised. The Fund's principal objective in writing options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

         The purchaser of a call option has the right, for a specified period of time, to purchase the securities subject to the option at a specified price (the "exercise price"). By writing a call option, the writer becomes obligated during the term of the option, upon exercise of the option, to sell the underlying securities to the purchaser against receipt of the exercise price. The writer of a call option also loses the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open.

         Conversely, the purchaser of a put option has the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price.

         The writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same exercise price.) Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. For a number of reasons, a secondary market may not exist for options held by the Fund, or trading in such options might be limited or halted by the exchange on which the option is trading, in which case it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

         Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on a which the option is listed which, in effect, gives its guarantee to every exchange-traded option transaction. In contrast, options traded on the over-the-counter market ("OTC options") are contracts between the Fund and its contra-party with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. The Board of Directors will evaluate the creditworthiness of any dealer from which the Fund proposes to purchase options.

         Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the contra-party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction may result in material losses to the Fund. For example, since the Fund must maintain a covered position with respect to any call option on a security it writes, the Fund may be limited in its ability to sell the underlying security while the option is outstanding. This may impair the Fund's ability to sell a portfolio security at a time when such a sale might be advantageous.

         Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the over-the counter market.

         In considering the use of options to hedge the Fund's portfolio, particular note should be taken of the following additional considerations:

                  (1) As described in this Prospectus, the Fund may, among other things, purchase call options on debt securities it intends to acquire in order to hedge against anticipated market appreciation in the price of the underlying security. If the market price does increase as anticipated, the Fund will benefit from that increase but only to the extent that the increase exceeds the premium paid and related transaction costs. If the anticipated rise does not occur or if it does not exceed the amount of the premium and related transaction costs, the Fund will bear the expense of the option without gaining an offsetting benefit. If the market price of the debt securities should fall instead of rise, the benefit the Fund obtains from purchasing the securities at a lower price will be reduced by the amount of the premium paid for the call options and by transaction costs.

                  (2) The Fund also may purchase put options on equity securities issued by the issuer of debt securities held by the Fund in order to hedge against declines in the debt securities attributable to the issuer's credit: or may purchase put options on portfolio debt securities when it believes a defensive posture is warranted. Protection is provided during the life of a put option because the put gives the Fund the right to sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price below the exercise price. This right limits the Fund's losses from the security's possible decline in value below the exercise price of the option to the premium paid for the option and related transaction costs. If the market price of the Fund's portfolio should increase, however, the profit which the Fund might otherwise have realized will be reduced by the amount of the premium paid for the put option and by transaction costs.

                  (3) The value of an option position will reelect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the adviser's ability to forecast the direction of price fluctuations in the underlying securities market.

                  (4) Options normally have expiration dales of up to nine months. The exercise price of the options may be below, equal to or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an Option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid (and related transaction costs).

                  (5) The Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund may also save on commissions and transaction costs by hedging through such activities rather than buying or selling securities in anticipation of market moves.

                  (6) A holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call, if such a change causes the closing index value to fall below the exercise price of the option on that index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

SPECIAL CHARACTERISTICS OF FUTURES AND OPTIONS THEREON AND ASSOCIATED RISKS

         The Fund may enter into futures contracts for the purchase or sale of certain debt securities, aggregates of debt securities or indices of prices thereof ("interest rate futures contracts"), aggregates of equity securities or indices of prices thereof ("stock index futures contracts"), and other financial indices (collectively, financial futures contracts") and options thereon.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. "A purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. No price is paid upon entering into a futures contract. Certain futures contracts are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts. U.S. futures contracts and options thereon have been designed by exchanges that have been designated as "contract markets" by the CFTC and must be executed though a futures commission merchant (i.e., a brokerage firm) which is a member of the relevant contract market. Futures contracts and options thereon trade on these contract markets and the exchange's affiliated clearing organization guarantees performance of the contracts as between the clearing members of the exchange.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account with respect to that option, which represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

         At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 5% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market". Each day the Fund is required to provide or is entitled to receive variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract s value since the preceding day.

         Although futures contracts by their terms may call for the actual delivery or acquisition of underlying securities, in most cases the contractual obligation is extinguished by offset before the expiration of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. Such a transaction cancels the obligation to make or take delivery of the underlying securities. The Fund will incur brokerage fees and related transaction costs when it purchases or sells futures contracts.

         Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets due to differences in the character of these markets, are subject to distortions relating to investors' obligations to meet additional variation margin requirements: decisions to make or take delivery, rather than entering into offsetting transactions; and the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's judgment about the general direction of interest rates is incorrect the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its assets which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may, but will not necessarily, be at increased prices which reflect the rising market. Consequently, the Fund may have to sell assets at a time when it may be disadvantageous to do so.

         The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Although futures contracts on indices of (investment grade) corporate debt securities do currently exist, the markets in these futures contracts are new and highly illiquid.

         Under certain circumstances, futures exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

         Where it is not possible to effect a closing transaction in a contract or to do so at a satisfactory price, the Fund would have to make or take delivery under the futures contract, or, in the case of a purchased option, exercise the option. In the case of a futures contract which the Fund has sold and is unable to close out, the Fund would be required to maintain margin deposits on the futures contract and to make arbitration margin payments until the contract is closed.

                                     PART C

                                OTHER INFORMATION

Item 24.    FINANCIAL STATEMENTS AND EXHIBITS.

     (1)    Financial Statements:

            (a) Financial Highlights, six months ended September 30, 1998 (unaudited); years ended March 31, 1998, 1997, 1996, 1995,
                  1994, 1993, 1992, 1991 and 1990, and the period April 22, 1988
                  (commencement of operations) to March 31, 1989.
            (b)   Portfolio of  Investments  as of March 31, 1998.
            (c)   Statement of Assets and Liabilities,  March 31, 1998.
            (d)   Statement of  Operations,  March 31, 1998.
            (e)   Statement of Cash Flows, March 31, 1998.
            (f) Statement of Changes in Net Assets, years ended March 31, 1998 and 1997.
            (g)   Notes to Financial Statements.
            (h)   Report of Independent Accountants.

            Financial Statements (unaudited):

            (a)   Portfolio of Investments as of September 30, 1998.
            (b)   Statement of Assets and Liabilities, September 30, 1998.
            (c) Statement of Operations for the six months ended September 30, 1998.
            (d) Statement of Cash Flows for the six months ended September 30, 1998.
            (e) Statement of Changes in Net Assets for the six months ended September 30, 1998 and the fiscal year ended March 31, 1998.
            (f)   Notes to Financial Statements.



     (2)    Exhibits

            (a)(1)      Articles of Incorporation dated February 3, 1988.(1)
            (a)(2) Articles of Amendment and Restatement dated February 22, 1988.(1)
            (a)(3)      Articles of Amendment and Restatement dated April 13,
                        1988.(1)
            (b)         By-Laws, as amended May 28, 1997.(1)
            (c)         Not applicable.
            (d)(1)      Specimen Certificate for Shares -- filed herewith.
            (d)(2)      Form of Subscription Certificate -- filed herewith.
            (d)(3)      Form of Notice of Guaranteed Delivery -- filed herewith.
            (d)(4)      Form of Letter of Instructions -- filed herewith.
            (d)(5)      Form of Nominee Holder Certification -- filed herewith.
            (d)(6)      Form of Special Instructions -- filed herewith.
            (d)(7) Form of Nominee Holder Over-Subscription Form -- filed herewith.
            (e)         Dividend Reinvestment Plan.(1)

            (f)         Not applicable.
            (g) Investment Advisory Agreement with Wellington Management Company/Thorndike, Doran, Paine & Lewis dated April 15, 1988.(1)
            (h)(1) Form of Dealer-Manager Agreement with A.G. Edwards & Sons, Inc. -- filed herewith.
            (i)         Not applicable.
            (j) Custody Agreement with State Street Bank and Trust Company dated April 15, 1988.(1)
            (k)(1) Administration Agreement with Prudential Mutual Fund Management, Inc. dated April 15, 1988.(1)
            (k)(2) Registrar, Transfer Agency and Service Agreement with State Street Bank and Trust Company dated April 15, 1988.(1)
            (k)(3) Credit Agreement with the First National Bank of Boston dated as of October 31, 1993.(1)
            (k)(3)(i) First Amendment to Credit Agreement dated as of October 30, 1994.(1)
            (k)(3)(ii) Second Amendment to Credit Agreement dated as of September 1, 1995.(1)
            (k)(3)(iii) Third Amendment to Credit Agreement dated as of May 15,
                        1996.(1)
            (k)(3)(iv)  Fourth Amendment to Credit Agreement dated as of
                        March 11, 1997.(1)
            (k)(3)(v) Fifth Amendment to Credit Agreement dated as of May 22, 1998.(1)
            (k)(4)      Form of Subscription Agent Agreement  -- filed herewith.
            (k)(5)      Form of Information Agent Agreement  -- filed herewith.
            (l) Opinion and consent of Kirkpatrick & Lockhart LLP -- filed herewith.
            (m)         Not applicable.
            (n)(1)      Consent of PricewaterhouseCoopers LLP -- filed herewith.
            (n)(2)      Consent of Deloitte & Touche LLP -- filed herewith.
            (o)         Not applicable.
            (p)         Not applicable.
            (q)         Not applicable.
            (r)(1) Financial Data Schedule for six months ended September 30, 1998 -- filed herewith.
            (r)(2) Financial Data Schedule for fiscal year ended March 31, 1998 -- filed herewith.

-------------------
(1) Incorporated herein by reference to the corresponding Exhibit to the Fund's Registration Statement, SEC File No. 333-67339, filed electronically November 16, 1998.

Item 25.            MARKETING ARRANGEMENTS.

                    See Exhibits (h)(1) and (h)(2) of Item 24(2) of this Registration Statement.

Item 26.            OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

                    The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration
                    Statement:
                    Registration fees                               $7,800
                    National Association of Securities              $3,600
                      Dealers, Inc. fees
                    New York Stock Exchange listing fee            $13,300
                    Printing                                       $30,000
                    Accounting fees and expenses                   $40,000
                    Legal fees and expenses                       $110,000
                    Dealer-Manager's expense reimbursement          $50,00
                    Information Agent fees and expenses            $30,000
                    Subscription Agent fees and expenses           $40,000
                    Miscellaneous                                  $20,000

                    Total                                         $344,700
                                                                  --------


Item 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

                  None

Item 28.    NUMBER OF HOLDERS OF SECURITIES:

                          (1)                  (2)
                                           Number of Record Holders
                  Title of Class           As of September 30, 1998
                  --------------          ---------------------------

                  Common Stock               8569

Item 29.    INDEMNIFICATION.

            Reference is made to the Registrant's By-laws, as amended,  filed as
            Exhibit 2(b), the Dealer-Manager Agreement filed as Exhibit 2(h)(1), the Investment Advisory Agreement filed as Exhibit 2(g), and the Administration Agreement filed as Exhibit 2(k)(1), which provide for indemnification or contribution. The Registrant's officers, Directors and agents also have the benefit of the Maryland General Corporation law provisions regarding indemnification and insurance, including, but not limited to Section 2-418 and Section 2-405.2 thereof, subject also to the indemnification permitted under
            Sections 17(h) and 17(i) of the 1940 Act and the regulations and releases promulgated by the Commission thereunder.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            The Registrant and its directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

            Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a registered investment adviser engaged in the investment advisory business. Information as to the managing partners of the Adviser is included in its Form ADV filed on March 30, 1987 with the Securities and Exchange Commission (File No. 801-15908), as amended, and is incorporated herein by reference thereto together with all amendments thereto subsequently filed.

Item 31.    LOCATION OF ACCOUNTS AND RECORDS:

            The accounts and records of the Registrant are maintained at the office of the Registrant at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102 and at the office of its custodian, State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171.

Item 32.    MANAGEMENT SERVICES.

            Not applicable.

Item 33.    UNDERTAKINGS.

(1) The Registrant undertakes to suspend the offering of shares covered hereby until it amends its prospectus contained herein if (i) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement, or
            (ii) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2)   Not applicable.

(3)   Not applicable.

(4)   The Registrant undertakes:

      a. to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act [15 U.S.C. 77j(a)(3)];

            (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

            (3)   to include any  material  information  with respect to the
                  plan  of   distribution   not  previously   disclosed  in  the
                  registration   statement  or  any  material   change  to  such
                  information in the registration statement.

      b. that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

      c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(5)   The Registrant undertakes that:

      a. For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

      b. For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)   Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark and the State of New Jersey, on the 28th day of December, 1998.


                              THE HIGH YIELD PLUS FUND, INC.


                              By:   /s/ THOMAS T. MOONEY*
                                    ---------------------
                                    Thomas T. Mooney
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in their capacities as officers and Directors of the Registrant.

SIGNATURES                               TITLE                      DATE


/s/ Thomas T. Mooney*               President, Treasurer and   December 28, 1998
Thomas T. Mooney                    Director


/s/ Eugene C. Dorsey*               Director                   December 28, 1998
--------------------
Eugene C. Dorsey


/s/ Douglas H. McCorkindale*        Director                   December 28, 1998
---------------------------
Douglas H. McCorkindale



--------
* Signatures affixed by Stephanie A. Djinis pursuant to a Power of Attorney dated November 2, 1998, a copy of which is filed herewith.

                                POWER OF ATTORNEY


      I, the undersigned Director of the following investment company:

            THE HIGH YIELD PLUS FUND, INC. (the "Fund"),

hereby constitute and appoint each of Stephanie A. Djinis and Arthur J. Brown my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, any Registration Statements on Form N-2, and any Pre-Effective Amendments and Post-Effective Amendments to said Registration Statements, any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof.

WITNESS my hand as of the date set forth below.

SIGNATURE                               DATE

/s/ Eugene C. Dorsey                    November 2, 1998
--------------------
Eugene C. Dorsey


/s/ Thomas T. Mooney                    November 2, 1998
--------------------
Thomas T. Mooney


/s/ Douglas H. Mccorkindale             November 2, 1998
------------------------------
Douglas H. McCorkindale

                                INDEX OF EXHIBITS

2(d)(1)            Specimen Certificate for Shares
2(d)(2)            Form of Subscription Certificate
2(d)(3)            Form of Notice of Guaranteed Delivery
2(d)(4)            Form of Letter of Instructions
2(d)(5)            Form of Nominee Holder Certification
2(d)(6)            Form of Special Instructions
2(d)(7)            Form of Nominee Holder Over-Subscription Form
2(h)(1)            Form of Dealer-Manager Agreement with A.G. Edwards & Sons,
                   Inc.
2(k)(4)            Form of Subscription  Agent Agreement
2(k)(5)            Form of Information Agent Agreement
2(l)               Opinion and consent of Kirkpatrick & Lockhart LLP
2(n)(1)            Consent of PricewaterhouseCoopers LLP
2(n)(2)            Consent of Deloitte & Touche LLP
2(r)(1)            Financial Data Schedule for six months ended September 30,
                   1998
2(r)(2)            Financial Data Schedule for fiscal year ended March 31, 1998